UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-lOl)

INFORMATION REQUIRED IN PROXY STATEMENT

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12

GEE GROUP INC.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(4) and 0-11

GEE GROUP INC.

7751 Belfort Parkway, Suite 150

Jacksonville, Florida 32256

NOTICE OF INTENT TO CONVENE IN VIRTUAL MEETING FORMAT THE ANNUAL MEETING OF

SHAREHOLDERS TO BE HELD SEPTEMBER 24, 2026

Dear Shareholders of GEE Group Inc.:

Notice is hereby given that the 2026 Annual Meeting of Shareholders (the “Annual Meeting”) of GEE Group Inc. (the “Company”), will be held at 9:00 a.m., Eastern Daylight Time (EDT) on September 24, 2026, in a virtual meeting format at https://www.cstproxy.com/geegroup/2026. Shareholders will NOT be able to attend the Annual Meeting in-person. The accompanying Proxy Statement includes instruction on how to access the virtual Annual Meeting and how to listen, vote, and submit questions from home or any remote location with Internet connectivity. At the Annual Meeting, the Company will consider and vote upon the following items:

1.

Vote to elect two Class I directors to the Company’s Board of Directors (the “Board”), each to serve until the 2027 Annual Meeting of Shareholders or until their respective successor is elected and qualified (Proposal 1);

2.	Vote to ratify the appointment of Cherry Bekaert LLP (“Cherry Bekaert”) as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2026 (Proposal 2);

3.

Vote to approve an amendment to the Company’s Articles of Incorporation to effect a one-for-thirty reverse stock split whereby every thirty (30) shares of the authorized, issued and outstanding shares of common stock, no par value per share (the “Common Stock”) shall be combined into one (1) share of authorized, issued and outstanding Common Stock (the “Reverse Stock Split”) of the Company (Proposal 3);

4.

Vote to approve an amendment to the Company’s Articles of Incorporation to increase the total number of authorized shares of Common Stock of the Company from 6,666,666.6667 shares, post Reverse Stock Split, to 200,000,000 shares (the “Capital Increase”) (Proposal 4);

5.	Vote to conduct a non-binding advisory vote to approve the compensation paid to the Company’s named executive officers (“Say-on-Pay”)(Proposal 5); and

6.

The approval of any adjournment or postponement of the Annual Meeting for the purpose of soliciting additional proxies if there are not sufficient votes at the time of the Annual Meeting to approve the Reverse Stock Split and/or, Capital Increase (the "Adjournment Proposal") (Proposal 6).

Shareholders may also transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

Only shareholders of record as of the close of business on August 10, 2026 (the “Record Date”) are entitled to receive notice of, and to vote at, the Annual Meeting. Additional details regarding the Annual Meeting, the business to be conducted, and information about the Company that you should consider when you vote your shares are described in the proxy statement.

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All shareholders as of the Record Date are cordially invited to attend the virtual Annual Meeting. Whether or not you expect to participate in the virtual Annual Meeting, please complete, date, sign and return the enclosed proxy or submit your proxy through the internet or by telephone as promptly as possible in order to ensure your representation at the Annual Meeting. If you have requested physical materials to be mailed to you, then a return envelope (which is postage prepaid if mailed in the United States) is enclosed for your convenience if you choose to submit your proxy by mail. Even if you have voted by proxy, you may still vote online if you attend the virtual Annual Meeting. Please note, however, that if your shares are held of record by a broker, bank or other agent and you wish to vote at the Annual Meeting, you must obtain a proxy issued in your name from that record. Only shareholders of record at the close of business on the record date may vote at the Annual Meeting or any adjournment or postponement thereof. This notice is being mailed to all shareholders of record entitled to vote at the Annual Meeting on or about August [__], 2026.

If your brokerage firm, bank, trustee or other similar organization is the holder of record of your shares (i.e., your shares are held in “street name”), you will receive a voting instruction form from the holder of record. You must provide voting instructions by filling out the voting instruction form in order for your shares to be voted. We recommend that you instruct your brokerage firm, bank, trustee or other nominee to vote your shares on the enclosed proxy card.

The Board recommends that you vote on the enclosed proxy card “FOR” the election of Jyrl James and David Sandberg as directors of the Company; “FOR” the ratification of the appointment of Cherry Bekaert as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2026;  “FOR” approval of the Reverse Stock Split; “FOR” approval of the Capital Increase; “FOR” the approval of the compensation paid to the Company’s named executive officers on an advisory, non-binding basis; and to approve the Adjournment Proposal.

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE ANNUAL MEETING, REGARDLESS OF WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING VIRTUALLY. ACCORDINGLY, AFTER READING THE ACCOMPANYING PROXY STATEMENT, PLEASE FOLLOW THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD AND PROMPTLY SUBMIT YOUR PROXY BY INTERNET, TELEPHONE OR MAIL AS DESCRIBED ON THE PROXY CARD. PLEASE NOTE THAT EVEN IF YOU PLAN TO ATTEND THE ANNUAL MEETING VIRTUALLY, WE RECOMMEND THAT YOU VOTE USING THE ENCLOSED PROXY CARD PRIOR TO THE ANNUAL MEETING TO ENSURE THAT YOUR SHARES WILL BE REPRESENTED. EVEN IF YOU VOTE YOUR SHARES PRIOR TO THE ANNUAL MEETING, IF YOU ARE A RECORD HOLDER OF SHARES, OR A BENEFICIAL HOLDER WHO OBTAINS A “LEGAL” PROXY FROM YOUR BROKERAGE FIRM, BANK, TRUSTEE, OR NOMINEE, YOU STILL MAY ATTEND THE ANNUAL MEETING VIRTUALLY.

Regardless of the number of shares of common stock of the Company that you own, your vote will be important. Thank you for your continued support, interest and investment in the Company.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR

THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON

September 24, 2026

The proxy statement, the accompanying proxy card, and the Company’s Annual Report to Shareholders (including its Annual Report on Form 10-K for the fiscal year ended September 30, 2025) are available free of charge at http://ir.geegroup.com/a1l-sec-filings and www.sec.gov. Information on these websites, other than the proxy statement, is not a part of the proxy statement.

Please sign, date and promptly return the enclosed proxy card in the envelope provided, or grant a proxy and give voting instructions by Internet or telephone, so that you may be represented at the Annual Meeting. Instructions are on your proxy card or on the voting instruction form provided by your brokerage firm, bank, trustee or other nominee.

Brokers cannot vote on proposal 1 without your instructions.

******************

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The accompanying proxy statement provides a detailed description of the business to be conducted at the Annual Meeting. We urge you to read the accompanying proxy statement carefully and in its entirety.

If you have any questions concerning the business to be conducted at the Annual Meeting, would like additional copies of the proxy statement or need help submitting a proxy for your shares, please contact Advantage Proxy, Inc., the Company’s proxy solicitor:

Advantage Proxy, Inc.

Shareholders Call Toll Free: 1-877-870-8565

Email: ksmith@advantageproxy.com

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Derek Dewan
Derek Dewan
Chairman of the Board

Jacksonville, Florida

August 21, 2026

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GEE GROUP INC.

 7751 Belfort Parkway, Suite 150

Jacksonville, Florida 32256

PROXY STATEMENT

This proxy statement sets forth information relating to the solicitation of proxies by the Board of Directors (the “Board”) of GEE Group Inc. (the “Company”, “JOB” or “GEE Group”) in connection with the Company’s 2026 Annual Meeting of shareholders and any adjournment or postponement (the “Annual Meeting”), which will be held at 9:00 a.m., Eastern Daylight Time (EDT) on September 24, 2026 in a virtual meeting format.

This proxy statement and form of proxy will be first mailed or made available on or about August [__], 2026, to our shareholders of record as of the close of business on August 10, 2026 (the “Record Date”).

QUESTIONS AND ANSWERS ABOUT OUR ANNUAL MEETING

What is the purpose of the Annual Meeting?

The Annual Meeting will be held for the following purposes:

1.

Vote to elect two Class I directors to the Company’s Board of Directors (the “Board”), each to serve until the 2027 Annual Meeting of Shareholders or until their respective successor is elected and qualified (Proposal 1);

2.	Vote to ratify the appointment of Cherry Bekaert LLP (“Cherry Bekaert”) as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2026 (Proposal 2);

3.

Vote to approve an amendment to the Company’s Articles of Incorporation to effect a one-for-thirty reverse stock split whereby every thirty (30) shares of the authorized, issued and outstanding shares of common stock, no par value per share (the “Common Stock”) shall be combined into one (1) share of authorized, issued and outstanding Common Stock (the “Reverse Stock Split”) of the Company (Proposal 3);

4.

Vote to approve an amendment to the Company’s Articles of Incorporation to increase the total number of authorized shares of Common Stock of the Company from 6,666,666.6667, post Reverse Stock Split, to 200,000,000 (the “Capital Increase”) (Proposal 4); and

5.	Vote to conduct a non-binding advisory vote to approve the compensation paid to the Company’s named executive officers (Proposal 5); and

6.

The approval of any adjournment or postponement of the Annual Meeting for the purpose of soliciting additional proxies if there are not sufficient votes at the time of the Annual Meeting to approve the Reverse Stock Split and/or, Capital Increase (the "Adjournment Proposal") (Proposal 6).

Shareholders may also consider such other business as may properly come before the Annual Meeting or any adjournment or postponement of the Annual Meeting.

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How does the Board recommend I vote?

The Board recommends the following votes:

•

“FOR” each of the Board’s candidates, Jyrl James and David Sandberg for election to the Board to serve until the 2027 Annual Meeting or until their respective successor is duly elected and qualified (Proposal 1);

•	“FOR” the ratification of the appointment of Cherry Bekaert as the Company’s independent registered public accounting firm for 2026 (Proposal 2);

•	“FOR” the approval of the Reverse Stock Split (Proposal 3);

•	“FOR” the approval of the Capital Increase (Proposal 4);

•	“FOR” the approval of the compensation paid to the Company’s named executive officers on an advisory, non-binding basis (Proposal 5); and

•	“FOR” the approval of the Adjournment Proposal (Proposal 6).

To vote “FOR” all of the Board’s candidates, please complete, sign, date and return the enclosed proxy card or follow the instructions provided in the proxy card for submitting a proxy over the Internet, by telephone or vote at the Annual Meeting.

Beneficial owners who own their shares in “street name” should follow the voting instructions provided by their brokerage firm, bank, trustee or other nominee to ensure that their shares are represented and voted at the Annual Meeting, or to revoke prior voting instructions.

Who can vote at the Annual Meeting?

You can vote at the Annual Meeting if, as of the close of business on the Record Date, you were a holder of record of the Company’s common stock, no par value (the “Common Stock”). As of the Record Date, there were 109,870,686 shares of Common Stock outstanding, each of which is entitled to one vote on each matter to come before the Annual Meeting.

How many shares must be present to conduct business at the Annual Meeting?

A quorum is necessary to hold a valid meeting of shareholders. A quorum will be present if shareholders holding a majority of the outstanding shares entitled to vote on a matter are present at the Annual Meeting, virtually or by proxy. Thus, for each of the proposals to be presented at the Annual Meeting, the holders of shares of our Common Stock outstanding on the Record Date representing 54,935,344 votes must be present at the Annual Meeting, virtually or by proxy. Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your brokerage firm, bank, trustee or other nominee) or if you are present at the Annual Meeting. Abstentions will be counted for the purposes of determining a quorum. If there is no quorum, the Chairman of the Annual Meeting, or if so requested by the Chairman of the Annual Meeting, the shareholders present in person or represented by proxy may adjourn the Annual Meeting to another date.

What if another matter is properly brought before the Annual Meeting?

We do not expect that any other items of business will be presented for consideration at the Annual Meeting other than those described in this proxy statement. However, by completing, signing, dating and returning the enclosed proxy card or submitting your proxy or voting instructions over the Internet or by telephone, you will give to the persons named as proxies on the proxy card discretionary voting authority with respect to any matter that may properly come before the Annual Meeting, and such persons named as proxies intend to vote on any such other matter in accordance with the instructions of the Board to the extent permitted by Rule 14a-4(c) of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated therein (the “Exchange Act”).

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How do I vote?

Registered Shareholders. If you are a registered shareholder (i.e., you hold your shares in your own name through our transfer agent, Continental Stock Transfer & Trust Co., referred to herein as “Continental”) as of the Record Date, then you may vote during the virtual Annual Meeting by visiting https://www.cstproxy.com/geegroup/2026 and following the on screen instructions (have your proxy card available when you access the webpage).

Beneficial Owners. If you are a beneficial owner of shares (i.e., your shares are held in the name of a brokerage firm, bank or a trustee) as of the Record Date, then you may vote by proxy by following the instructions provided in the voting instruction form or other materials provided to you by the brokerage firm, bank, trustee or other nominee that holds your shares. To vote during the virtual Annual Meeting you must first obtain a “legal proxy” from your bank, broker or other nominee and register with Continental Stock Transfer & Trust Co. as described above in order for you to participate in the virtual Annual Meeting. You then may vote by following the instructions provided to you by Continental Stock Transfer & Trust Co. If you do not provide voting instructions to your broker, then your shares will not be voted at the Annual Meeting on any proposal with respect to which the broker does not have discretionary authority (i.e., a non-routine proposal such as Proposals 1, 3, 4, 5 and 6). If you do not provide voting instructions to your broker with respect to a routine proposal such as Proposal 2, your broker may exercise discretion to vote your shares on Proposal 2, even in the absence of your instruction. If your shares are voted on Proposal 2, as directed by your broker, your shares will constitute “broker non-votes” on any the non-routine proposal (i.e., Proposals 1, 3, 4, 5 and 6). The “broker non-votes” will be counted for purposes of determining whether a quorum exists at the meeting.

If you are beneficial owner, we encourage you to instruct your broker how to vote your shares using the voting instruction form provided by your broker so that your vote can be counted on all proposals. The voting instruction form provided by the broker holding your shares may also include information about how to submit your voting instructions over the Internet or telephone, if such options are available. The proxy card accompanying this proxy statement will provide information regarding Internet voting.

If voting via the Internet, shareholders can vote as instructed on the website identified on the proxy card. The Internet procedures are designed to authenticate a shareholder’s identity to allow the shareholder to vote their shares and confirm that their instructions have been properly recorded. Internet voting for shareholders of record is available 24 hours a day and will close at 11:59 p.m., Eastern Time, on September 23, 2026.

If you have any questions or need assistance in voting your proxy, please contact Advantage Proxy at the following numbers or email address: Advantage Proxy, Inc. PO Box 13581, Des Moines, WA 98198, Telephone: Toll Free: 1-877-870-8565 and Collect: 1-206-870-8565, Email: ksmith@advantageproxy.com.

Whether or not you expect to participate in the virtual Annual Meeting, the Board urges shareholders to submit a proxy to vote your shares in advance of the meeting by (a) visiting https://www.cstproxy.com/geegroup/2026 and following the on screen instructions (have your proxy card available when you access the webpage), or (b) submitting your proxy card by mail by using the previously provided self-addressed, stamped envelope. Submitting a proxy will not prevent you from revoking a previously submitted proxy or changing your vote as described above, but it will help to secure a quorum and avoid added solicitation costs.

If you vote via the Internet, telephone or by mailing a proxy card, we will vote your shares as you direct. For the election of directors (Proposal 1), you may specify whether your shares should be voted for all, some or none of the nominees for director listed. With respect to the ratification of the appointment of Cherry Bekaert as the Company’s independent registered public accounting firm (Proposal 2), the approval of the Reverse Stock Split (Proposal 3), the approval of the Capital Increase (Proposal 4); the approval of the compensation paid to the Company’s named executive officers on a non-binding advisory basis (Proposal 5); and the approval of the Adjournment Proposal you may vote “FOR” or “AGAINST” the ratification (proposal 2) or approval (Proposals 3, 4, 5 and 6), or you may abstain from voting on the ratification (Proposal 2) or approval (Proposals 3, 4, 5 and 6).

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Your vote is very important.

How may I participate in the virtual Annual Meeting?

To participate in the virtual Annual Meeting, go to https://www.cstproxy.com/geegroup/2026 at 9:00 a.m. Eastern Day Time on September 24, 2026.

If you are a shareholder of record as of August 10, 2026, the record date for the Annual Meeting, enter the control number found on your proxy card you previously received.

If your shares are held in “street name” through a broker, bank or other nominee, in order to participate in the virtual Annual Meeting you must first obtain a legal proxy from your broker, bank or other nominee reflecting the number of shares of Company’s common stock you held as of the record date, your name and email address. You then must submit a request for registration to Continental Stock Transfer & Trust Co.: (1) by email to proxy@Continentalstock.com; (2) by calling Continental Stock Transfer @ 917-262-2373. Requests for a control number must be submitted 48 hours prior to the virtual Annual Meeting.

How will the persons named as proxies vote?

If you are a record shareholder and you submit a signed proxy card or submit your proxy by telephone or the Internet but do not indicate how you want your shares voted, the persons named in the enclosed proxy card will vote your shares of Common Stock:

•	“FOR” each of the Board’s candidates for election to the Board to serve until the 2027 Annual Meeting or until their respective successor is duly elected and qualified (Proposal 1);

•	“FOR” the ratification of the appointment of Cherry Bekaert as the Company’s independent registered public accounting firm for 2026 (Proposal 2);

•	“FOR” the approval of the Reverse Stock Split (Proposal 3);

•	“FOR” the approval of the Capital Increase (Proposal 4);

•	“FOR” the approval of the compensation paid to the Company’s named executive officers on an advisory, non-binding basis (Proposal 5); and

•	“FOR” the approval of the Adjournment Proposal (Proposal 6).

“With respect to any other matter that properly comes before the Annual Meeting, the persons named in the enclosed proxy card will vote your shares of Common Stock in their discretion in accordance with their best judgment and in the manner they believe to be in the best interests of the Company to the extent permitted by Rule 14a-4(c) of the Exchange Act.

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Will my shares be voted if I do not provide voting instructions? What are broker non-votes? What is discretionary voting?

If you are a shareholder of record and you properly sign, date and return a proxy card, but do not indicate how you wish to vote with respect to a particular nominee or proposal, then your shares will be voted “FOR” the election of the Board’s two candidates for director named in Proposal 1: Election of Directors, “FOR” Proposal 2: Ratification of the Appointment of Cherry Bekaert as the Company’s Independent Registered Public Accounting Firm for 2026; “FOR” the approval of the Reverse Stock Split (Proposal 3); “FOR” the approval of the Capital Increase (Proposal 4); “FOR” the approval of the compensation paid to the Company’s named executive officers on an advisory, non-binding basis (Proposal 5); “FOR” the Adjournment Proposal .

If you are a shareholder whose shares are not registered in your name and instead are held in an account at a brokerage firm, bank, trustee or other nominee, then you are the beneficial owner of shares held in “street name.” Broker non-votes occur when a beneficial owner of shares held in “street name” does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed “non-routine.” Under the Broker Rules, brokerage firms have the authority to vote shares held for a beneficial owner on “routine” matters.

Brokers or nominees will be entitled to vote shares held for a beneficial owner on routine matters, such as Proposal 2, without instructions from the beneficial owner of those shares. Brokers or nominees are not entitled to vote the shares on non-routine items. Accordingly, if you do not submit any voting instructions to your broker or nominee, your broker or nominee may exercise discretion to vote your shares on Proposal 2, even in the absence of your instruction. If your shares are voted on Proposal 2, as directed by your broker, your shares will constitute broker non-votes on the non-routine proposal (i.e., Proposals 1, 3, 4, 5 and 6). The broker non-votes will be counted for purposes of determining whether a quorum exists at the meeting.

Can I change my vote after I have voted or revoke my proxy?

Subject to any rules and deadlines your brokerage firm, bank, trustee or other nominee may have, you may change your proxy instructions at any time before your proxy is voted at the Annual Meeting. If you are a shareholder of record, you may change your vote by (1) delivering to the Company’s Corporate Secretary, prior to your shares being voted at the Annual Meeting, a written notice of revocation dated later than the prior proxy card relating to the same shares, (2) delivering a valid, later-dated proxy in a timely manner, (3) attending and voting electronically at the virtual Annual Meeting (although attendance at the Annual Meeting will not, by itself, revoke a proxy) or (4) voting again via Internet or telephone at a later date.

If you are a beneficial owner of shares held in street name, you may change your vote (1) by submitting new voting instructions to your brokerage firm, bank, trustee or other nominee, or (2) if you have obtained a legal proxy from the brokerage firm, bank, trustee or other nominee that holds your shares giving you the right to vote the shares and provided a copy to Continental Stock Transfer & Trust Co. together with your email address by participating the virtual Annual Meeting and voting electronically.

Any written notice of revocation or subsequent proxy card must be received by the Company’s Corporate Secretary prior to the taking of the vote at the Annual Meeting. Unless properly revoked, properly executed and delivered proxies that are received before the polls are closed at the Annual Meeting will be voted in accordance with the directions provided. Only the latest dated and validly executed proxy that you submit will count.

What is the deadline to vote?

If you hold shares as the shareholder of record, your vote by proxy must be received before the polls close at the Annual Meeting. If you are the beneficial owner of shares as of the Record Date, please follow the voting instructions provided by your brokerage firm, bank, trustee or other nominee.

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What vote is required to elect directors or take other action at the Annual Meeting?

Proposal 1: Election of two Class I Directors. The election of the two Class I director nominees named in this proxy statement requires the affirmative vote of shares of Common Stock representing a plurality of the votes cast on the proposal at the Annual Meeting. You may not cumulate your votes for the election of directors. Votes that are withheld from a director nominee will be excluded entirely from the vote for such nominee and will have no effect on the result. Brokers may not use discretionary authority to vote shares on the election of directors if they have not received specific instructions from their clients. For your vote to be counted in the election of directors, you will need to communicate your voting decisions to your bank, broker or other nominee before the date of the Annual Meeting in accordance with their specific instructions. Broker non-votes, if any, will have no effect on this proposal.

Proposal 2: Ratification of the Appointment of Cherry Bekaert as the Company’s Independent Registered Public Accounting Firm for 2026. Ratification of the appointment of Cherry Bekaert as the Company’s independent registered public accounting firm for the year ending September 30, 2026, requires the affirmative vote of shares of Common Stock representing the majority of shares represented and entitled to vote on this proposal at the Annual Meeting. Abstentions will have the same legal effect as a vote “AGAINST” this proposal. Broker non-votes will have the same legal effect as a vote “AGAINST” on this proposal.

Proposal 3: Approval of the Reverse Stock Split. Approval of the Reverse Stock Split requires the affirmative vote of the holders of at least a majority of the issued and outstanding shares entitled to vote on the proposal at the Annual Meeting. Abstentions will have the same legal effect as a vote “AGAINST” this proposal and broker non-votes, if any, will have no effect on the outcome of this proposal.

Proposal 4: Approval of the Capital Increase. Approval of the Capital Increase requires the affirmative vote of the holders of at least a majority of the issued and outstanding shares entitled to vote on the proposal at the Annual Meeting. Abstentions will have the same legal effect as a vote “AGAINST” this proposal and broker non-votes, if any, will have no effect on the outcome of this proposal.

Proposal 5: Say-On-Pay Resolution. The Say-On-Pay Resolution requires the affirmative vote of shares of Common Stock representing the majority of shares represented and entitled to vote on this proposal at the Annual Meeting. Abstentions will have the same legal effect as a vote “AGAINST” this proposal and broker non-votes, if any, will have no effect on the outcome of this proposal.

Proposal 6: Approval of the Adjournment Proposal. Approval of the Adjournment Proposal requires the affirmative vote of the holders of Common Stock representing the majority of shares represented and entitled to vote on this proposal at the Annual Meeting. Abstentions will have the same legal effect as a vote “AGAINST” this proposal and broker non-votes, if any, will have no effect on the outcome of this proposal.

In general, other business properly brought before the Annual Meeting requires the affirmative vote of shares of Common Stock representing the majority of shares represented and entitled to vote on such matter at the Annual Meeting.

Purpose of the Reverse Stock Split

The Company’s Common Stock is listed on the NYSE American. The continued listing requirement of the NYSE American provides that the NYSE American reserves the right to delist a listed Common Stock should the Common Stock sell for a low price for a substantial period of time or the issuer of such listed Common Stock fail to effect a reverse split of such shares within a reasonable time after being notified of such potential actions by the NYSE American. In addition, the NYSE American has recently announced new rules which would result in automatic delisting of a listed common stock if its stock price falls below $0.25 after July 1, 2027. The Reverse Stock Split, if effected, should have the immediate effect of increasing the price of the Company’s Common Stock as reported on the NYSE American, therefore reducing the risk that the Company’s Common Stock could be delisted from the NYSE American.

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With this in mind, the Board strongly believes that the Reverse Stock Split is necessary to maintain the Company’s listing on the NYSE American. The Board has considered the potential harm to the Company and its stockholders should the NYSE American delist the Company’s Common Stock from trading. Delisting could adversely affect the liquidity of the Company’s Common Stock since alternatives, such as the OTC Bulletin Board and the pink sheets, are generally considered to be less efficient markets. An investor likely would find it less convenient to sell, or to obtain accurate quotations in seeking to buy, the Company’s Common Stock on an over-the-counter market. Many investors likely would not buy or sell the Company’s Common Stock due to difficulty in accessing over-the-counter markets, policies preventing them from trading in securities not listed on a national exchange, or other reasons.

Where can I find the results of the voting?

We intend to announce preliminary voting results at the Annual Meeting and will publish final results through a Current Report on Form 8-K to be filed with the Securities and Exchange Commission (the “SEC’) within four business days after the Annual Meeting. If our final voting results are not available within four business days after the Annual Meeting, we will file a Current Report on Form 8-K reporting the preliminary voting results and subsequently file the final voting results in an amendment to the Current Report on Form 8-K within four business days after the final voting results are known to us. The Current Report on Form 8-K will be available on the Internet at our website, www.geegroup.com.

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How can I attend the Annual Meeting?

If you are a shareholder of record, you must use your 16-digit control number included on your notice, on your proxy card or on the instructions that accompanied your proxy materials, to enter the Annual Meeting. If you are not a shareholder of record but hold shares as a beneficial owner in street name, you may be required to provide proof of beneficial ownership, such as your most recent account statement as of the record date, a copy of the voting instruction form provided by your broker, bank, trustee, or nominee, or other similar evidence of ownership. If you do not comply with the procedures outlined above, you will not be admitted to the virtual Annual Meeting.

Who will pay for the cost of soliciting proxies?

Proxies will be solicited on behalf of the Board by the Company’s directors, director candidates, and certain executive officers and other employees of the Company. The costs and expenses of the Board’s soliciting of proxies, including the preparation, assembly and mailing of this proxy statement, the proxy card, the Notice of the Annual Meeting of Shareholders and any additional information furnished to shareholders will be borne by the Company. Solicitation of proxies may be in person, by telephone, facsimile, electronic mail or personal solicitation by our directors, officers or employees. Other than the persons described in this proxy statement, no general class of employee of the Company will be employed to solicit shareholders in connection with this proxy solicitation. However, in the course of their regular duties, our employees, officers and directors may be asked to perform clerical or ministerial tasks in furtherance of this solicitation. None of these individuals will receive any additional or special compensation for doing this, but they may be reimbursed for reasonable out-of-pocket expenses. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodian holding shares of the Common Stock in their names that are beneficially owned by others to forward to those beneficial owners. We will reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation to the beneficial owners of Common Stock.

You may also vote by proxy via telephone by calling Advantage Proxy, Inc. Toll Free: 1-877-870-8565 and Collect: 1-206-870-8565. We have engaged Advantage Proxy, Inc. to assist in the solicitation of proxies in connection with the Annual Meeting, for a service fee and the reimbursement of customary disbursements, which are not expected to exceed $15,000 in total.

If you have any questions or need assistance in voting your proxy, please contact Advantage Proxy at the following numbers or email address: Advantage Proxy, Inc. PO Box 13581, Des Moines, WA 98198, Telephone: Toll Free: 1-877-870-8565 and Collect: 1-206-870-8565, Email: ksmith@advantageproxy.com.

Do I have appraisal or dissenters‘ rights?

None of the applicable Illinois law, our Amended and Restated Articles of Incorporation, nor our Amended and Restated By-Laws (the “By-Laws”), provide for appraisal or other similar rights for dissenting shareholders in connection with any of the proposals set forth in this proxy statement. Accordingly, you will have no right to dissent and obtain payment for your shares in connection with such proposals.

Who should I call if I have questions or need assistance voting my shares?

If you have questions about the Annual Meeting, would like additional copies of this proxy statement or need assistance voting your shares, requests should be directed as described below:

Advantage Proxy, Inc.

PO Box 13581, Des Moines, WA 98198

Telephone: Toll Free: 1-877-870-8565 and Collect: 1-206-870-8565

Email: ksmith@advantageproxy.com

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BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

General

Our By-Laws provide for a classified Board consisting of three classes of directors with staggered three-year terms. Please see section entitled “Cooperation Agreement with Star Equity Fund.” The Board currently consists of seven directors, having terms expiring at the respective annual meetings of shareholders noted below:

Class I – 2026 Annual Meeting	Class II - 2027 Annual Meeting	Class III - 2028 Annual Meeting
Jyrl James	Matthew Gormly	Peter Tanous
David Sandberg	J. Randall Waterfield	Thomas Vetrano
Derek Dewan

Election of two Directors to Hold Office until the 2027 Annual Meeting

Upon the recommendation of the Nominating Committee of the Board, the Board has nominated for election at the Annual Meeting the following slate of two nominees, each to hold office for one year until the 2027 Annual Meeting or until their respective successor is duly elected and qualified:

Name	Age	Position	Director Since
Jyrl James	73	Director	2023
David Sandberg	53	Director	2023

Each of the Company’s nominees is currently serving as a member of our Board.

Information About Directors

The following table sets forth the names, ages, committee assignments, and positions of our directors as of August 21, 2026. Our Board consists of an experienced group of business leaders, with experience in corporate governance, corporate finance, capital markets, insurance, employee benefits and real estate.

The named executive officers and directors of the Company are as follows:

Name	Age	Position
Derek Dewan (4)(7)	71	Chief Executive Officer, Chairman of the Board
Alex Stuckey	60	Chief Operating Officer
Kim Thorpe	71	Senior Vice President and Chief Financial Officer
Peter Tanous (1)(2)(3)(5)	88	Director
Jyrl James (2)(3)(4)(5)	73	Director
Matthew Gormly (1)(2)(3)(4)	67	Director
Thomas Vetrano (2)(3)(4)(5)(6)	66	Director, Lead Independent Director
J. Randall Waterfield (1)(4)	53	Director
David Sandberg (1)(4)(5)	53	Director

_____________

(1)	Member of the Audit Committee.
(2)	Member of the Compensation Committee.
(3)	Member of the Nominating Committee.
(4)	Member of the Mergers & Acquisition Committee
(5)	Member of the Corporate Governance Committee.
(6)	Lead independent Director
(7)	Mr. Dewan’s role in the Mergers & Acquisition Committee is solely in an advisory capacity.

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Class I Directors Up for Re-Election at the Annual Meeting

Jyrl James – Director

Jyrl James has served as a director of the Company since August 2023. Ms. James has significant business and legal experience. She has been the general counsel and consultant to minority owned small businesses, such as Rae’s Playze Adult Daycare Center, Rightvarsity Technologies LLC, and Learning Right Technology LLC, since September 2012, where she has been overseeing and advising the businesses on matters of corporate governance, contracts, real estate, employment matters, internal policy development, participating in the ongoing strategic planning process as an integral member of the senior management team, and advising on interactive computer technology and workforce development. Also, she has advised an education services company regarding intellectual property, employment and labor relations, contract issues and intellectual property. Mrs. James has been the President of Joslyse, LLC, a real estate investment company since June 2010, responsible for purchase, ownership, rental and sale of residential and commercial real estate and overseeing finance, operations, maintenance, administration, and improvement of commercial and residential properties. She served as a member of the Board of Directors of Rae’s Playze Adult Daycare Center from September 2012 to December 2024. In addition, Ms. James served as general counsel and corporate secretary to an investment group at Queen City Venture Partners, LLC from September 2009 to December 2013.

During her 30-year legal career Ms. James served as strategic leader in legal and business roles. She has been a key participant in company acquisitions and development of infrastructures for both legal and human resources functions. Ms. James has been instrumental in successfully guiding companies through business expansions and business crisis, including a chemical explosion with multiple fatalities, an SEC investigation and labor strife. During the course of her career, she led and developed professional staff and executives in North American countries and England. Her governance experience includes presenting to boards on various legal and structural matters and ensuring that the preparation of committee and board documents were thorough and complete.

Ms. James was the first in-house attorney for Adecco Group North America (“Adecco”), the largest subsidiary of the Zurich based global human resources solutions and staffing services company, Adecco SA, from 1998 to 2005. As Senior Vice President and General Counsel for North America, Ms. James was a member of key management of the then 4.5-billion-dollar enterprise of Adecco SA, then the world’s largest staffing services solutions and talent development provider. As part of the Adecco executive management team, Ms. James was a critical participant in setting the direction of the company, providing legal advice, and managing a wide range of legal activities through a team of 30 in-house attorneys in 3 countries and numerous outside counsels. She served as corporate secretary and held a government security clearance.

Ms. James served as vice president of human resources and general counsel at the Akron Beacon-Journal from 1994 to 1998. Previous to that, she was an attorney specializing in employment/labor/benefits law at the Atlantic Richfield Company and at private law firms. She also served as chairperson of the California Agricultural Labor Relations Board.

Ms. James has completed the University of Santa Clara Black Corporate Board Readiness program, a program that accelerates diversity in corporate governance by accompanying highly experienced, qualified Black leaders through a structured executive education program. She holds a degree in business and labor relations from the Illinois Institute of Technology and a law degree from DePaul University Law School.

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David Sandberg – Director

David Sandberg has served as a director of the Company since August 2023. Mr. Sandberg serves as the Managing Member, Founder, and Portfolio Manager of Red Oak Partners, LLC (“Red Oak Partners”), an investment advisory firm with a focus on value investing, since 2003. Prior to founding Red Oak Partners, he co-managed J.H. Whitney & Co’s Green River fund, a private equity firm, from 1998 to 2002. Mr. Sandberg currently serves as Chairman of the Board of CBA Florida, Inc. (formerly OTC: CBAI), a healthcare service company, since April 2015. Mr. Sandberg also currently serves on the Board of Directors of W.O. Partners, LLC, a privately held parent company that owns and operates construction and poultry staffing companies, since February 2020 and WTI Holdings, LLC, a privately held holding company involving technology businesses, since 2017. He previously served on the Board of Directors of Asure Software, Inc. (NASDAQ: ASUR), a software services company, including as Chairman of the Board, from June 2009 to August 2020, SMTC Corporation (formerly NASDAQ: SMTX), a global manufacturing company, from April 2009 to April 2021, Issuer Direct Corporation (NASDAQ: ISDR), a communications company, from August 2013 to August 2016, Kensington Vanguard, a private title insurance company, including as its Chairman, from August 2012 to August 2016, Planar Systems Inc. (formerly NASDAQ: PLNR), an electronics manufacturing company from March 2012 to February 2015, RF Industries, Ltd. (NASDAQ: RFIL), an interconnect and cable products manufacturing company, from September 2011 to March 2013, and EDCI Inc. (formerly NASDAQ: EDCI), a holding company, from June 2009 to December 2012. Mr. Sandberg has experience serving as a member of and as Chairman of each of the audit, compensation, nominating and governance, and strategic committees for public companies. Mr. Sandberg graduated from Carnegie Mellon University with a B.S. in Industrial Management and a B.A. in Economics.

Continuing Directors

Class II Directors

Matthew Gormly – Director

Matthew Gormly has served as a director of the Company since March 2020, bringing with him a wealth of experience and expertise. Mr. Gormly is a Founder and the Managing Partner of Reynolds Gormly & Co., LLC ("Reynolds Gormly"), where he leads his organization on origination and capital market opportunities while overseeing the firm's overall management. His vast experiences have helped him hone his ability to navigate complex financial landscapes during which he has led or played a significant role in the origination of over $1.5 billion in financings for acquisitions, leveraged recapitalizations, and re-financings throughout his esteemed career. He has served on the boards of directors for over 25 companies, spanning an impressive 30-year period. His board leadership has provided invaluable guidance and strategic insights to these companies, including GEE Group, contributing to their growth and success.

Mr. Gormly is an experienced, thoughtful executive leader and decision maker. His vast business and finance experience includes commercial banking, investment banking, management of small and medium size businesses, and private equity partnerships. His particular areas of expertise include business development and strategy, corporate finance, corporate governance, mergers, acquisitions, and divestitures, capital markets, policy formulation and execution, and strategic planning.

Prior to his involvement with Reynolds Gormly, Mr. Gormly played a pivotal role in the growth and transformation of Wicks Capital Partners ("Wicks") during his seventeen-year tenure as a Managing Partner, before departing in 2016. The Wicks Funds invested in information, education and media companies broadly defined. Mr. Gormly was a managing partner and part owner of the management company. He also was a member of the Firm’s General Partner Management and Investment Committees. He and his partners managed all aspects of the management company and multiple funds and limited partner relationships and held board positions in all portfolio company investments.

During his time at Wicks, Mr. Gormly demonstrated exceptional leadership focusing his efforts on a wide range of responsibilities, including originating, acquiring, managing, growing, and divesting the firm's portfolio of control buyout investments. His extensive experience in every facet of the investment process, such as developing investment theses, origination, acquisitions, strategic planning, and divestitures, has been instrumental in his success. He was at the forefront of originating new investments, facilitating financing for transactions, and effectively managing these investments through the sale processes. And his contributions extend beyond his direct involvement with Reynolds Gormly and Wicks.

Educationally, Mr. Gormly holds a Bachelor of Arts degree from Hampden-Sydney College, complemented by a Master of Business Administration degree from the Babcock School of Management at Wake Forest University. Mr. Gormly’s academic credentials, combined with his extensive professional experience, form a solid foundation for his exceptional performance and continued contributions to GEE Group.

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J. Randall Waterfield – Director

J. Randall Waterfield has served as a director of the Company since August 2023. Mr. Waterfield is Chairman of The Board & Chief Executive Officer of Waterfield Holdings. Waterfield Holdings traces its roots back to 1928, when Richard H. Waterfield founded Waterfield Mortgage Company and Waterfield Insurance Agency in Fort Wayne, Indiana. After selling the largest private mortgage company in the US and largest Indiana based bank in 2006 and 2007 respectively, Waterfield Holdings has diversified into technology, real estate, asset management and merchant banking.

Mr. Waterfield was the 2017-2018 Chairman of Young Presidents’ Organization (YPO) International (www.ypo.org) an organization of over 34,000 CEOs from over 140 countries with combined revenue of over US $9 trillion. He is currently a director of US Strategic Metals, Linden Lab, and WTI Holdings, and has served on various boards previously including SMTC Corporation, (formerly NASDAQ: SMTX), a global manufacturing company, Red Oak Partners, RF Industries, Ltd. (NASDAQ: RFIL), an interconnect and cable products manufacturing company and Asure Software. Prior to joining Waterfield, Mr. Waterfield was employed by Goldman Sachs Asset Management, where he was responsible for the small cap growth portfolios. Through the Waterfield Foundation and J. Randall Waterfield Foundation, Mr. Waterfield supports a variety of environmental and Midwestern based causes. Mr. Waterfield graduated from Harvard University in 1996; he holds the Chartered Financial Analyst designation (CFA) and is a member of MENSA.

Class III Directors

Derek Dewan – Chief Executive Officer, Chairman of the Board

Derek Dewan was appointed Chairman and CEO of General Employment Enterprises, Inc. (k/k/a GEE Group Inc.) (NYSE American: JOB) in 2015, following its merger with Scribe Solutions, Inc. He is a highly accomplished executive with a proven track record of success and outstanding leadership achievements. Throughout his career, he has demonstrated exceptional abilities in driving organic growth, executing strategic acquisitions, and delivering outstanding financial performance. With extensive experience in the staffing services industry, Mr. Dewan has consistently achieved remarkable results and established himself as a respected figure in the industry. Since 2015, Mr. Dewan has successfully led JOB through 5 strategic acquisitions, significant post-acquisition integration, the COVID-19 pandemic, significant deleveraging of JOB resulting in the elimination of approximately $120 million in debt, and a $57.5 million follow-on public equity offering. The results of these activities have been transformational, including transitioning JOB away from industrial staffing towards professional staffing led by IT, Finance Accounting & Office (“FA&O”), Engineering and Healthcare professional specialties.

Prior to this, Mr. Dewan served as Chairman and CEO of MPS Group, Inc., a publicly traded staffing company. His tenure at MPS Group began in January 1994 when he joined AccuStaff Incorporated, MPS Group's predecessor, as President and Chief Executive Officer and led its IPO in August of that year. Notably, under Mr. Dewan's leadership, the company underwent significant organic growth and successfully executed over 100 strategic acquisitions, transforming it into a Fortune 1000 world-class, global multi-billion-dollar staffing services provider.

MPS Group's expansion under Mr. Dewan's guidance extended its reach to include a vast network of offices across the United States, Canada, the United Kingdom, Continental Europe, Asia, and Australia. The company consistently achieved remarkable success during his tenure, marked by completed secondary stock offerings of $110 million and $370 million, inclusion in the Standard and Poor's (S&P) Mid-Cap 400, and recognition on the Wall Street Journal's "top performing stock list" for three consecutive years. He led the company’s growth from a microcap to one of the largest U.S. professional staffing firms with human resources solutions verticals in IT, accounting, legal, healthcare and engineering. Under his leadership, the premier software vendor management system (“VMS”) Beeline, and managed services provider (“MSP”) Pontoon, were developed. Mr. Dewan’s final pivotal leadership achievement was the sale of MPS Group to Adecco Group in 2010, the largest staffing company in the world, for an impressive $1.3 billion. To our knowledge, this was the largest and most successful shareholder return story within the staffing industry at the time and still sets a high-water mark today. This transaction exemplified Mr. Dewan’s ability to navigate complex negotiations and deliver exceptional value to stakeholders.

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Before his tenure at MPS Group, Mr. Dewan started his career as a CPA with Price Waterhouse and rapidly ascended to the manager level in less than five (5) years. Subsequently, he moved to Coopers & Lybrand where he was promoted to the positions of Tax Partner in Charge and Managing Partner at that international accounting firm, now PricewaterhouseCoopers LLP (“PwC”). He was admitted as a partner at age 29, one of the youngest individuals to achieve this status in the history of the firm. This role provided him with a strong foundation in organizational leadership and excellence, operational and financial management, and expertise in tax and accounting practices, further enhancing his abilities as a strategic and effective business leader.

Mr. Dewan's extensive experience, demonstrated success, and exceptional leadership skills make him a valuable asset to the Company and he is well-positioned to contribute to the continued success of GEE Group’s future endeavors. He is a recipient of the “Ellis Island Medal of Honor”, the ATFL “Joseph J. Jacobs Distinguished Achievement Award”, the RMF “Distinguished Lifetime Achievement Award” and the “USF Alumni Award for Entrepreneurship”. He has served on the NYSE Listed Company Advisory Committee, the SMU Cox School of Business Executive Board, the University of South Florida School of Accountancy Advisory Council and the ALSAC Board which is the fund-raising arm of St. Jude Children’s Research Hospital. Mr. Dewan has a B.A. in Accounting with a concentration in finance from the University of South Florida.

Thomas Vetrano – Director, Lead Independent Director

Thomas Vetrano has served as a director of the Company since March 2020. On July 5, 2023, the Nominating Committee elected Mr. Vetrano as the Lead Independent Director of the Board. He is an accomplished executive leader and business consultant who has over 40 years of international business experience in environmental, health, safety, and sustainability issues. With a strong track record of success in various leadership positions, Mr. Vetrano has made significant contributions to renowned organizations.

As President and Managing Director of Ramboll Environment and Health (REH) from 2014 to 2019, Mr. Vetrano led the largest division of Copenhagen-based Ramboll Group, with a global presence of over 2,600 employees in 25 countries. Under his guidance, the REH achieved exceptional financial performance and strategic growth, solidifying its position among the top ten global environmental consultancies. Mr. Vetrano oversaw all REH business operations, including finance and accounting, IT, risk management, human resources, marketing, sustainability, and employee health and safety. Prior to its acquisition by REH, Mr. Vetrano participated in the management buyout of ENVIRON Holdings, Inc. in 1998, and served as Chief Operating Officer and Secretary of ENVIRON from 2004 until 2014. During his tenure, ENVIRON experienced remarkable expansion, growing from 300 employees in the US and UK to over 1,500 employees across 25 countries, achieving consistent top-quartile industry growth and profitability. Following the successful sale of ENVIRON to REH, Mr. Vetrano directed post-merger integration and synergy realization efforts.

Mr. Vetrano's career also includes positions such as Managing Director and Vice President of Environmental Services at Kroll Associates, and Practice Leader and West Coast Regional Manager at Fred C. Hart Associates / McLaren-HART.

Mr. Vetrano currently serves as a member of the Boards of Directors for GEE Group, Inframark LLC, Consor Engineers, and Cumming Group. He also serves as Chairman of the Board of Directors for The First Tee of the Virginia Blue Ridge, a charitable organization focused on youth development.

Throughout his career, Mr. Vetrano has demonstrated his commitment to ethical practices and corporate governance. During his time as a Director for ENVIRON and REH and on other international statutory and corporate governance boards, he has served on various Board committees including Ethics, Equity, Executive Compensation, Finance, Governance, Risk, and Valuation Committees. He currently serves as Chair of the Compensation Committee for GEE Group and Chair of the Risk Committee for Inframark LLC.

Mr. Vetrano has provided business consulting services to corporations, private equity firms, financial institutions, and legal counsel. Mr. Vetrano is internationally recognized for his expertise in M&A due diligence, having directed environmental, health, safety, and sustainability due diligence for over 500 global transactions across diverse industries and sectors. He has shared his knowledge as a chairman or speaker at numerous professional conferences and seminars and has authored and contributed to publications on due diligence, environmental auditing, and cost recovery litigation support.

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Mr. Vetrano holds a B.S. in Environmental Science from Rutgers University, graduating cum laude in 1982. He pursued further education at the New Jersey Institute of Technology, where he earned an M.S. in Environmental Engineering/Toxicology and received the prestigious EXXON Graduate Fellowship in 1984.

Peter Tanous – Director

Peter Tanous has served as a director of the Company since September 2017. Mr. Tanous is a highly accomplished and esteemed figure in the field of finance and investment. He currently holds the position of Chairman Emeritus at Lynx Investment Advisory, a SEC registered investment advisory firm located in Washington D.C. With an extensive career spanning several prestigious institutions, Mr. Tanous has created a lasting impact on the financial industry.

Before joining Lynx Investment Advisory, Mr. Tanous served as the executive vice president and director at Bank Audi (USA) in New York for a decade. Prior to that, he held the position of International Director at Smith Barney and was a member of the executive committee at Smith Barney International, Inc. He also served as the chairman of Petra Capital Corporation in New York.

Education played a significant role in shaping Mr. Tanous’ career. He is a graduate of Georgetown University, where he currently serves on the board of Georgetown University's Center for Contemporary Arab Studies and is a member of the Georgetown University Library Board. Additionally, he dedicated two decades to the university's investment committee. His educational journey also included attending The American School of Paris in France, where he became fluent in French.

Mr. Tanous is a distinguished author, having written several influential books in the financial realm. His book "Investment Gurus," published in 1997 by Prentice Hall, became a bestseller and garnered critical acclaim within financial circles. It was selected as a main choice by The Money Book Club. He followed up with "The Wealth Equation," which also became a main selection of the Money Book Club. Tanous' other publications include "Investment Visionaries" (published by Penguin Putnam in August 2003) and "Kiplinger's Build a Winning Portfolio" (published by Kaplan Press in January 2008). Notably, he co-authored "The End of Prosperity" with Dr. Arthur Laffer and Stephen Moore, which was published by Simon & Schuster in October 2008. Mr. Tanous also has authored several well-reviewed published novels.

In addition to his remarkable achievements in the financial sector, Mr. Tanous has been involved in various organizations and served on the boards of several publicly held companies. Notable among these are his current or former positions on the boards Accustaff, Inc., MPS Group, and GEE Group, Inc., all companies in the staffing industry, where he served as the chairman of the Audit Committee. He also served on the board of Worldcare, Ltd., a healthcare services and telemedicine diagnostics company based in Cambridge, Massachusetts. Another notable role was his service on the Board of Directors of Kistler Aerospace, a pioneer in Low Earth Orbit satellite development.

Mr. Tanous' commitment to promoting Lebanese American relations led him to found and serve as the founding chairman of The American Task Force on Lebanon in Washington D.C. He actively engaged prominent Lebanese Americans across the United States to further this cause. Notably, an award at the organization is named after Tanous. He also served on the National Committee of St. Jude Children's Research Hospital in Memphis, Tennessee, contributing his expertise to the investment committee of this renowned charity. Mr. Tanous also served as the Chairman of the Board of Trustees at Lebanese American University from 2018 to 2020.

Mr. Tanous also has generously supported Georgetown University by endowing the Tanous Lecture Series, which invites esteemed speakers from finance, government, and the arts to share their insights with the university community. The series has featured prominent individuals such as Treasury Secretary Janet Yellen, Pulitzer Prize winner Sara Ganim, Nobel Laureate George Akerlof, and Former Secretary of Defense Robert Gates. In recognition of his contributions, Tanous was honored with the Georgetown University William Gaston Alumni Award in 2021.

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Executive Officers and Significant Employees

Alex Stuckey – Chief Operating Officer

Alex Stuckey joined GEE Group when it merged with Scribe Solutions in 2015 and currently serves as the Chief Operating Officer. At the time of the merger, Mr. Stuckey held the position of President and Chief Operating Officer at Scribe Solutions, Inc., where he played a pivotal role in the company's achievements. His exceptional leadership skills and strategic insights contributed to Scribe Solutions' success, ultimately leading to his association with Derek Dewan, our Chairman and CEO, the merger of Scribe Solutions with General Employment Enterprises in 2015, and the beginnings of today’s GEE Group Inc.

Mr. Stuckey is an accomplished business executive with a proven track record of success in various leadership roles and brings extensive experience and expertise to his position. Prior to his tenure at Scribe, Mr. Stuckey served as the Chief Executive Officer of Fire Fighters Equipment Co., where he successfully transformed a startup into a successful multi-million-dollar enterprise. Through his visionary approach, innovation and hard work, Mr. Stuckey implemented groundbreaking marketing strategies that revolutionized the fire safety industry and resulted in substantial net profits for his former company. His exemplary leadership attracted the attention of industry giant Cintas, which acquired Fire Fighters through a successful stock purchase.

In addition to his accomplishments in the business world, Mr. Stuckey possesses a wealth of experience in banking and finance. As a special assets officer at Barnett Bank, not only did Mr. Stuckey develop his keen understanding of financial management and risk assessment, he honed his skills in dispute resolution, negotiation and litigation management, skills that he brings to his current position as GEE Group’s COO and valued member of the executive management team.

Mr. Stuckey also has served as Education Chairman and Forum Moderator, as a member of Y.P.O., Government Affairs & Legislative Chairman for eight years for BOMA, and member of the boards of directors of Sila Heating & Air Conditioning, Super Home Services and Castleworks Home Services Company, all private equity backed, providers of residential home services.

Mr. Stuckey earned his bachelor's degree in Entrepreneurship and Business Enterprises from Florida State University, establishing his educational foundation, that has and continues to serve him and his organizations well. This, coupled with his extensive professional experience, equips him with a comprehensive understanding of business operations and the skills necessary to drive growth and success.

Overall, Mr. Stuckey's remarkable career journey, marked by transformative achievements and valuable expertise, positions him as an invaluable asset of GEE Group. His ability to lead teams, implement innovative strategies, and drive sustainable growth makes him a respected and sought-after business executive.

Kim Thorpe – Senior Vice President and Chief Financial Officer

Kim Thorpe joined the Company in May 2018, as the Vice President of Finance, and was appointed Senior Vice President and Chief Financial Officer in June 2018. He is an accomplished financial executive with a wealth of experience spanning various industries over four decades. As the newest member of GEE Group’s executive team, Mr. Thorpe already has played instrumental roles in the Company’s successful restructuring and integration initiatives following the SNI acquisition, navigation through the COVID-19 pandemic, deleveraging initiatives resulting in the elimination of approximately $120 million in debt, and completion of JOB’s follow-on equity offering, which in combination, led to the Company’s return to profitable growth and generation of free cash flow in the aftermath of the COVID 19 pandemic.

Mr. Thorpe also serves as the Managing Principal of FRUS Capital LLC (“FRUS”), which he formed in February 2013, as a platform for providing consulting services to clients. At FRUS, he has been able to leverage his strong leadership skills and financial acumen, helping clients overcome obstacles toward achieving their goals and success. From November 2013 to May 2017, Mr. Thorpe accepted appointment as the Chief Financial Officer of one of his clients, Delta Company of Insurance Services, Inc., and became an investor, member and director, and was appointed CFO of NeuLife Neurological Services LLC, an affiliate, where he made significant contributions to the financial operations, capital formation, growth, and leadership of both organizations.

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Prior to forming FRUS, Mr. Thorpe held senior executive positions in a privately-owned insurance organization and a specialty real estate lender from May 2006 to February 2013. In the case of the private insurance organization, Mr. Thorpe was instrumental in negotiations leading to its successful acquisition by its successor insurance organization. Leveraging his industry knowledge and M&A skills, in combination with his good reputation and relationships with decision makers at both buyer and seller, Mr. Thorpe remained a key figure in the transaction through its closing and post-acquisition integration stages.

From November 1999 to March 2006, Mr. Thorpe served as the Executive Vice President and Chief Financial Officer of FPIC Insurance Group, Inc., a prominent public company formerly listed on Nasdaq Global Select Market (NASDAQ: FPIC). His exceptional financial stewardship, strategic decision-making and leadership played a pivotal role in the successful turnaround of FPIC, following a period of accelerated growth through acquisitions accompanied by manifestations of significant post-acquisition integration and operational risks.

Mr. Thorpe also served as the Senior Vice President and Chief Financial Officer of a very large insurance and financial services business unit of GE Capital with assets of over $30 billion and annual revenues of nearly $2 billion. Although his time at GE Capital was relatively brief (March 1998 to November 1999), he honed his leadership skills and demonstrated his ability to manage very large, complex financial organizations, build and manage outstanding teams, and drive sustainable results. He also played a very important role, and one for which he specifically was recruited, in helping achieve improvements in the cultural assimilation of his business unit with GE Capital. For his many accomplishments in a short time, Mr. Thorpe achieved “Green Belt” status as a Six Sigma™ professional, had one of his Six Sigma™ projects nominated for an annual global Six Sigma™ award, one of GE’s most coveted business awards, attended GE’s invitation-only Advance Finance Council, and was invited to attend GE’s prestigious, Global Business Management Course.

Earlier in his career, from October 1993 to February 1998, Mr. Thorpe was a partner at the international accounting firm Coopers & Lybrand, a predecessor firm to PricewaterhouseCoopers LLP. In this capacity, he honed his expertise in accounting and financial management, as well as organizational leadership, solidifying the foundation for his many successes since. During his tenure, Mr. Thorpe served as the engagement partner in charge of audits of some of the Firm’s largest insurance clients and was considered one of his former Firm’s subject matter experts in insurance industry accounting, auditing, SEC and other regulatory matters.

Mr. Thorpe earned his BSBA, with honors, in Accounting from the University of Florida, and is a Certified Public Accountant. His educational background, coupled with his extensive professional experience, equips him with a comprehensive understanding of business and financial strategies, and best practices.

Board of Directors Leadership Structure and Role in Risk Oversight

Our Board has no policy regarding the separation of the offices of Chairman of the Board and Chief Executive Officer, and we currently bestow the roles and responsibilities of Chairman of the Board and Chief Executive Officer with Mr. Dewan. The Board believes that Mr. Dewan’s service as both Chairman of the Board and Chief Executive Officer is in the best interests of the Company and its shareholders. Mr. Dewan possesses detailed and in-depth knowledge of the issues, opportunities and challenges facing the Company and its business and is thus best positioned to develop agendas that ensure that the Board’s time and attention are focused on the most critical matters. His combined role enables decisive leadership, ensures clear accountability, and enhances the Company’s ability to communicate its strategy clearly and consistently to the Company’s shareholders, employees, and other stakeholders.

Independent directors and management have different perspectives and roles in strategy development. The Company’s independent directors bring experience, oversight, and expertise from outside the company and industry, while the management brings company-specific experience and expertise. The Board believes that a board of directors combined with independent board members and management is in the best interest of shareholders because it promotes strategy development and execution and facilitates information flow between management and the Board, which are essential to effective governance.

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Effective July 5, 2023, and upon the recommendation of the Nominating Committee, the Board elected Thomas Vetrano as Lead Independent Director of the Board. The Lead Independent Director’s responsibilities include but not limited to, serving as a liaison between the independent directors and the Chairman and Chief Executive Officer, calling for meetings of the independent directors, presiding at all meetings of the independent directors and any Board meeting when the Chairman and Chief Executive Officer is not present, including executive sessions of the independent directors, providing feedback from executive session of the independent directors to the Chairman and Chief Executive Officer and other senior management, responding directly to shareholder and stakeholder questions, as appropriate, leading the Board’s evaluation of the Chairman and Chief Executive Officer and succession planning, and serving a key role in Board’s annual self-assessment. The Board believes the appointment of Mr. Vetrano as Lead Independent Director will further enhance its means to accomplish its oversight responsibilities and is in keeping with its desire to follow best practices in governance. The Board provides overall risk oversight for the Company as part of its normal, ongoing responsibilities. It receives reports from Mr. Dewan, Mr. Thorpe, and other members of senior management on a periodic basis on areas of risk facing the Company. In addition, committees of the Board oversee specific elements of risk or potential risk.

Director Independence

The Board has determined, with the assistance of the Nominating and Corporate Governance Committees, that each of its current directors, other than Mr. Dewan, is an “independent director” under the NYSE American Listed Company Manual. The Board has affirmatively determined that Jyrl James, Matthew Gormly, Thomas Vetrano, Peter Tanous, J. Randall Waterfield and David Sandberg satisfy the independence standards under the NYSE American Listed Company Manual. Thomas Vetrano serves as the Company’s Lead Independent Director.

The Board has determined that each current member of the Audit Committee meets the additional independence criteria required for audit committee membership under the listing standards of the NYSE American and Rule 10A-3 of the Exchange Act and possesses the experience and expertise required to be considered a “financial expert” as defined under the Sarbanes-Oxley Act. In addition to the independence standards provided in the NYSE American Listed Company Manual, the Board has determined that each director who serves on our Audit Committee satisfies standards established by the SEC providing that, in order to qualify as “independent” for the purposes of membership on that committee, members of audit committees may not (i) accept directly or indirectly any consulting, advisory or other compensatory fee from the Company other than their director compensation or (ii) be an affiliated person of the Company or any of its subsidiaries. The Board has also determined that each member of the Compensation Committee satisfies the NYSE American standards for independence of Compensation Committee members.

Director Selection Process

As provided in its charter, the Nominating Committee is responsible for recommending to our Board all nominees for election to the Board, including nominees for re-election to the Board, in each case after consultation with the Chairman of the Board. The Nominating Committee considers, among other things, the level of experience, financial literacy and business acumen of the candidate. In addition, qualified candidates for director are those who, in the judgment of the Nominating Committee, have significant decision-making responsibility, with business, legal or academic experience, and other disciplines relevant to the Company’s businesses, the nominee’s ownership interest in the Company, and willingness and ability to devote adequate time to Board duties, all in the context of the needs of the Board at that point in time and with the objective of ensuring diversity in the background, experience, and viewpoints of Board members.

The Nominating Committee may identify potential nominees for election to our Board from a variety of sources, including recommendations from current directors and officers, recommendations from our shareholders or any other source the committee deems appropriate.

Our shareholders of record can nominate candidates for election as director by following the procedures set forth in our By-Laws.

Our By-Laws provide that any shareholder of record entitled to vote in the election of directors generally may make nominations for the election of directors to be held at an Annual Meeting, provided that such shareholder has given actual written notice of his or her intent to make such nomination or nominations to the Secretary of the Company not less than ninety days nor more than one hundred twenty days prior to the anniversary date of the immediately preceding annual meeting. Our By-Laws also require any shareholder making a director nomination to provide certain important information about its nominees with its advance notice. Only shareholders who comply with these requirements will be permitted to nominate directors to the Board. You are advised to review the By-Laws, which contain additional requirements about advance notice of director nominations.

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Any shareholder who wishes to nominate a potential director candidate must follow the specific requirements set forth in our By-Laws, a copy of which may be obtained by sending a request to: GEE Group Inc., 7751 Belfort Parkway, Suite 150, Jacksonville, Florida 32256, Attn.: Secretary.

Cooperation Agreement with Star Equity Fund

On August 21, 2026, we entered into a Cooperation Agreement (the “Cooperation Agreement”) with Star Equity Fund, LP (collectively with its affiliates, “Star Equity Fund”).

Pursuant to the Cooperation Agreement, we agreed to declassify the Board, such that (i) the directors elected at the Annual Meeting will be elected for a term that expires at the Company’s 2027 Annual Meeting of Shareholders (the “2027 Annual Meeting”), (ii) a majority of the Board will be declassified at 2027 Annual Meeting, and (iii) any directors elected or appointed to the Board subsequent to August 21, 2026 shall be elected for a one-year term that expires at the next annual meeting of shareholders.

Subject to the terms and conditions of the Cooperation Agreement, Star Equity Fund has agreed to irrevocably withdraw its notice of intent to nominate a candidate for election to the Board and its notice of intent to present a business proposal at the Annual Meeting, and to cease all solicitations and related activities in connection with the Annual Meeting.

During the term of the Cooperation Agreement, Star Equity has agreed to vote all shares of Common Stock beneficially owned by it at all meetings of our shareholders in accordance with the Board’s recommendations, except that Star Equity may vote (i) in accordance with the recommendation of Institutional Shareholder Services Inc. or Glass, Lewis & Co., LLC if either of them recommends differently from the Board (other than on proposals with respect to the election, removal or replacement of directors or our “say-on-pay” proposal) and (ii) in its discretion on Extraordinary Transactions (as defined in the Cooperation Agreement) and any amendment to the Articles of Incorporation (except for Proposals 3 and 4).

Star Equity has also agreed to certain customary standstill provisions prohibiting it from, among other things, (i) soliciting proxies; (ii) advising or knowingly encouraging any person with respect to the disposition of any securities of the Company, subject to limited exceptions; (iii) acquiring, in the aggregate, beneficial ownership of more than 7.5% of the outstanding shares of Common Stock; and (iv) taking actions to change or influence the Board, management or the direction of certain Company matters. The Cooperation Agreement also contains certain customary mutual non‑disparagement provisions.

The Cooperation Agreement will terminate on the date that is the earlier of (i) the date that is the opening of the advance notice period pursuant to the Bylaws for the submission of shareholder director nominations for the 2027 Annual Meeting, and (ii) 120 days prior to the one-year anniversary of the Annual Meeting. Each of the Company and Star Equity Fund has the right to terminate the Cooperation Agreement earlier if the other party commits a material breach of the Cooperation Agreement and such breach is not cured within 15 days after notice or, if such breach is not curable within 15 days, the breaching party has not taken any substantive action to cure within such 15-day period.

Family Relationships

There are no family relationships among our executive officers and directors.

Shareholder Proposals for Next Year’s Annual Meeting

As more specifically provided in our By-Laws, no business may be brought before an annual meeting of our shareholders unless it is specified in the notice of the annual meeting or is otherwise brought before the annual meeting by or at the direction of our Board or by a shareholder entitled to vote who has delivered proper notice to the Secretary of the Company not less than ninety days or more than one hundred twenty days prior to the anniversary date of the preceding annual meeting of shareholders; provided, however, that if the annual meeting is called for a date that is not within twenty-five days before or after such anniversary date, notice by the shareholder must be so delivered and received not later than the close of business on the tenth day following the day on which such notice of the date of the annual meeting was made public. For the 2027 Annual Meeting, notice by the shareholder must be so delivered and received not later than June 26, 2027 and no earlier than May 27, 2027. Detailed information for submitting shareholder proposals or nominations of director candidates will be provided upon written request to GEE Group Inc., 7751 Belfort Parkway, Suite 150, Jacksonville, Florida 32256, Attn.: Secretary.

In addition to satisfying the requirements under our By-Laws, to comply with the universal proxy rules under the Exchange Act, any shareholder who intends to solicit proxies in support of director nominees other than the Company’s nominees must provide written notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than [_____], 2027.

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The foregoing requirements are separate from the SEC’s requirements that a shareholder must meet in order to have a shareholder proposal included in our proxy statement for the 2027 Annual Meeting. Shareholders interested in submitting a proposal for inclusion in our proxy materials for the 2027 Annual Meeting may do so by following the procedures set forth in Rule 14a-8 under the Exchange Act. To be eligible for inclusion in such 2027 proxy materials pursuant to such rule, shareholder proposals must be received by our Secretary at GEE Group Inc., 7751 Belfort Parkway, Suite 150, Jacksonville, Florida 32256, Attn.: Secretary not later than [___], 2027.

Board of Directors and Committee Meetings

The Board meets on a regularly scheduled basis to review significant developments affecting the Company and to act on matters requiring Board approval. It also holds special meetings when an important matter requires Board action or attention between scheduled meetings. The Board held seven (7) meetings and executed six (6) unanimous consents during fiscal 2025. No director of the Company attended less than 75% of the total meetings of the Board and Committees on which such Board members served during this period.

We attempt to schedule our annual meeting of shareholders at a time and date to accommodate attendance by directors at an in-person meeting, taking into account the directors’ schedules. All directors are encouraged to participate in the Company’s virtual Annual Meeting of shareholders absent an unavoidable and irreconcilable conflict. Any director who is unable to participate in the virtual Annual Meeting is expected to notify the Chairman of the Board in advance of the Annual Meeting. All of the Company’s directors at the time of the Company’s 2025 Annual Meeting of Shareholders attended the meeting, either in-person or telephonically.

There are five standing committees of the Board: the Nominating Committee, the Audit Committee, the Corporate Governance Committee, the Mergers and Acquisitions Committee and the Compensation Committee.

Nominating Committee

The functions of the Nominating Committee are to assist the Board in identifying, interviewing and recommending qualified candidates to fill positions on the Board. The Nominating Committee did not hold any meetings during fiscal 2025.

In evaluating candidates to serve on the Company’s Board, consideration is given to the level of experience, financial literacy and business acumen of the candidate. In addition, qualified candidates for director are those who, in the judgment of the Nominating Committee, have significant decision-making responsibility, with business, legal or academic experience. The Nominating Committee will consider recommendations for Board candidates that are received from various sources, including directors and officers of the Company, other business associates and shareholders, and all candidates will be considered on an equal basis, regardless of source.

Shareholders may contact the Nominating Committee to make such recommendations by writing in care of the Secretary of the Company, at 7751 Belfort Road, Suite 150, Jacksonville, FL 32256. Submissions must be in accordance with the Company’s By-Laws and include: (a) a statement that the writer is a shareholder and is proposing a candidate for consideration by the Nominating Committee; (b) the name, address and number of shares beneficially owned by the shareholder; (c) the name, address and contact information of the candidate being recommended; (d) a description of the qualifications and business experience of the candidate; (e) a statement detailing any relationships between the candidate and the Company and any relationships or understandings between the candidate and the proposing shareholder; and (f) the written consent of the candidate that the candidate is willing to serve as a director if nominated and elected.

The Nominating Committee is presently comprised of four non-employee, independent directors: Jyrl James (Chairwoman), Peter Tanous, Matthew Gormely and Thomas Vetrano. Darla Moore resigned as a member of the Board and as a member of the Nominating Committee of the Board effective June 1, 2026. William Isaac resigned as a member of the Board and as a member of the Nominating Committee of the Board effective March 6, 2026. Mr. Gormley was appointed as a member of the Nominating Committee on June 12, 2026.

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The Board has adopted a written charter for the Nominating Committee. The Nominating Committee Charter is available on the Company’s website.

Audit Committee

The Audit Committee is primarily concerned with the effectiveness of the Company’s accounting policies and practices, its financial reporting, and its internal controls over financial reporting. In addition, the Audit Committee reviews and approves the scope of the annual audit of the Company’s books, reviews the findings and recommendations of the Company’s independent registered public accounting firm at the completion of their audit, and approves annual audit fees and the selection of an auditing firm. The Audit Committee held four (4) meetings and executed two (2) unanimous consents during fiscal 2025.

The Audit Committee is presently composed of four non-employee, independent directors: Peter Tanous (Chairman), David Sandberg, Matthew Gormly and J. Randall Waterfield. Darla Moore resigned as a member of the Board and as a member of the Audit Committee of the Board effective June 1, 2026. William Isaac resigned as a member of the Board and as a member of the Audit Committee of the Board effective March 6, 2026. Mr. Sandberg was appointed as a member of the Audit Committee on June 12, 2026.

The Board has determined that Mr. Tanous, Mr. Sandberg, Mr. Gormly and Mr. Waterfield each are considered a “financial expert” under applicable rules of the SEC and NYSE. The Board has determined that each audit committee financial expert meets the additional independence criteria required under the listing standards of the NYSE American and Rule 10A-3 of the Exchange Act.

The Board has adopted a written charter for the Audit Committee. The Audit Committee Charter is available on the Company’s website.

REPORT OF THE AUDIT COMMITTEE (1)

The role of the Audit Committee is to assist the Board in its oversight of the Company’s financial reporting process. As set forth in the Charter, management of the Company is responsible for the preparation, presentation and integrity of the Company’s consolidated financial statements, accounting and financial reporting policies, principles and practices, and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for auditing the Company’s consolidated financial statements and expressing an opinion as to their conformity with accounting principles generally accepted in the United States of America (“generally accepted accounting principles” or “U. S. GAAP”).

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In the performance of this oversight function, the Audit Committee has reviewed and discussed the audited financial statements for the fiscal year ended September 30, 2025 with management, and has discussed with the independent auditors the matters required to be discussed by Public Company Accounting Oversight Board (“PCAOB”) Auditing Standard, AS 1301, Communication with Audit Committee, as currently in effect. The Audit Committee has received the written disclosures and the letter from the independent auditors required by PCAOB Rule 3526, Communication with Audit Committees Concerning Independence, as currently in effect, and has discussed with the independent auditors the independent auditors’ independence; and based on its review, discussions, and related deliberations, the Audit Committee recommended to the Board that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2025 for filing with the SEC.

The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting, are not experts in the fields of accounting or auditing, including in respect of auditor independence. Members of the Committee rely without independent verification on the information provided to them and on the representations made by management and the independent auditors. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles, or appropriate internal control and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s consideration and discussions referred to above do not assure that the audit of the Company’s consolidated financial statements has been carried out in accordance with the auditing standards established by the PCAOB, or that the Company’s auditors are in fact independent, as required under professional auditing standards.

Based upon the reports, review and discussions described in this report, and subject to the limitations on the role and responsibilities of the Committee referred to above and in the Charter, the Committee recommended to the Board that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2025, as filed with the SEC. The Audit Committee and the Board have also recommended, subject to shareholder approval, the selection of Cherry Bekaert as the Company’s independent auditors for the fiscal year ending September 30, 2026.

THE AUDIT COMMITTEE

Peter Tanous (Chairman), Matthew Gormly, J. Randall Waterfield and David Sandberg (2)

(1)

The material in the Audit Committee report is not soliciting material, is not deemed filed with the SEC and is not incorporated by reference in any filing of the Company under the Securities Act of 1933, or the Exchange Act, whether made before or after the date of this proxy statement and irrespective of any general incorporation language in such filing.

(2)

Darla Moore resigned as a member of the Board and as a member of the Audit Committee of the Board effective June 1, 2026. Mr. Isaac resigned as a member of the Board and as a member of the Audit Committee of the Board effective March 6, 2026. Mr. Sandberg was appointed as a member of the Audit Committee on June 12, 2026.

Compensation Committee

The Compensation Committee has the sole responsibility for approving and evaluating the director and executive officer compensation plans, policies, and programs. It may not delegate this authority. It meets as often as necessary to carry out its responsibilities. The Compensation Committee did not hold any meetings but executed two (2) unanimous consents during fiscal 2025.

The Compensation Committee meets at least annually to consider the compensation of the Company’s executive officers, including the establishment of base salaries and performance targets for the succeeding year, and the consideration of restricted common stock and stock option awards. Management provides the Compensation Committee with such information as may be requested by the chairman or its members, which in the past has included historical compensation information of the executive officers, tally sheets, internal pay equity statistics, and market survey data. Under the guidelines of the NYSE American, the Chief Executive Officer may not be present during the Compensation Committee’s deliberations regarding his compensation. If requested by the Committee, the Chief Executive Officer may provide recommendations regarding the compensation of the other officers.

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The Compensation Committee has the authority to retain compensation consultants. During fiscal 2022, the Company engaged independent compensation consultants to perform a compensation study and analysis of the annual compensation of its executives. The Compensation Committee assessed the independence of the compensation consultants based on the specific criteria under applicable SEC rules and determined that no conflict of interest is raised by the compensation consultants work for the Compensation Committee. The study included relevant market data, various peer group comparisons, and best practices and comparisons of the amounts and components of the Company’s executive pay to its top three executives with those of several comparable companies. Upon completion of its study, the independent consulting firm presented its findings and recommendations to the Company and its Compensation Committee. With the benefit of the findings, recommendations and other inputs provided by the independent consultants, the Company drafted a formal Annual Incentive Compensation Program, which was reviewed and approved by the Compensation Committee and the Board.

The Compensation Committee also has the responsibility to make recommendations to the Board regarding the compensation of directors. The Board has assessed the risks that could arise from our employee compensation policies and does not believe that such policies are reasonably likely to have a materially adverse effect on the Company.

The Compensation Committee is presently comprised of four non-employee, independent directors: Thomas Vetrano (Chairman), Peter Tanous, Matthew Gormly and Jyrl James. Darla Moore resigned as a member of the Board and as a member of the Compensation Committee of the Board effective June 1, 2026.

The Board has adopted a written charter for the Compensation Committee. The Compensation Committee Charter is available on the Company’s website. A copy of the Compensation Committee Charter was attached as an appendix to the proxy statement prepared in connection with the January 28, 2010, Annual Meeting of Shareholders.

Mergers and Acquisitions Committee

The Mergers and Acquisition Committee has the responsibility for evaluating acquisitions and the necessary financing to complete the acquisitions that are determined by management to meet the minimum criteria for evaluation. The Mergers and Acquisitions Committee has the responsibility to keep the entire Board informed of the Company’s proposed acquisitions and, only after the Committee has determined an acquisition qualifies, is the acquisition presented to the entire Board for approval. The Mergers and Acquisition Committee has the authority to retain outside counsel or other experts to study or investigate any matter of interest or concern that the Committee deems appropriate, so long as the Committee is acting within the scope of its purpose, including the authority to approve the fees payable to such counsel or experts and any other terms of engagement, but has not done so to date. The Mergers and Acquisition Committee held two (2) meetings during fiscal 2025.

The Mergers and Acquisitions Committee is presently comprised of five non-employee, independent directors: , Matthew Gormly (Chairman), J. Randall Waterfield, Jyrl James, Thomas Vetrano and David Sandberg. Darla Moore resigned as a member of the Board and as a member of the Mergers and Acquisitions Committee of the Board effective June 1, 2026. William Isaac resigned as a member of the Board and as a member of the Mergers and Acquisitions Committee of the Board effective March 6, 2026. Mr. Vetrano was appointed as a member of the Mergers and Acquisitions Committee on June 12, 2026. Derek Dewan, Board Chairman and CEO, has observer rights with regards to the Mergers and Acquisitions Committee.

Corporate Governance Committee

The Corporate Governance Committee has responsibilities and duties ranging from Board and committee structure and organization to assisting the Board in evaluating whether the Board and its committees are functioning effectively and consistently in accordance with and subject to applicable law and rules and regulations promulgated by the SEC, the NYSE and any other applicable regulatory authority. The Corporate Governance Committee also monitors and recommends the functions of the various committees of the Board. The Corporate Governance Committee is responsible for developing director qualifications and an annual evaluation process for the Board, its committees, and individual directors and for overseeing the execution of such annual evaluations, including the Committee’s own evaluation. The Corporate Governance Committee is tasked with the responsibility of reviewing the outside activities of Senior Executives and, if warranted, report and/or make recommendations concerning such activities to the Board. The Corporate Governance Committee also regularly reviews the Company’s and subsidiaries’ Certificates of Incorporation, Bylaws and policies, committee charters and other Company documents and recommend revisions to be acted upon by the Board.

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The Corporate Governance Committee also coordinates with Human Resources to review any reports of discrimination or sexual harassment and recommend any actions deemed appropriate, review whistleblower reports and recommend any actions deemed appropriate. The Corporate Governance Committee monitors emerging corporate governance trends and oversees and evaluates corporate governance policies and programs and recommends to the Board such changes as the Committee believes appropriate. When applicable, the Corporate Governance Committee will review shareholder proposals and recommend proposed Company responses for inclusion in the Company’s proxy statement, or otherwise, to the Board.

The Corporate Governance Committee reviews at least annually, or more frequently if deemed appropriate under the circumstances, the Company’s Standards for Director Independence and enhanced independence requirements issued by the NYSE and by other applicable regulators and advisory services and recommends to the Board any modifications to the Company’s standards that the Committee deems desirable. The Committee provides the Board with its assessment of which directors should be deemed independent directors under applicable rules, policies, and regulations. This review also contemplates the requirements of a “financial expert” under applicable rules of the SEC and NYSE, thereby assessing which directors should be deemed financial experts and recommends to the Board the determination that such directors are “financial experts” within the applicable definitions established by the SEC and NYSE. The Committee reviews on a periodic basis and makes recommendations, accordingly, regarding continuing education programs for directors and an orientation program for new directors.

Finally, the Corporate Governance Committee periodically reviews and considers independence and potential conflicts of interest with regard to all directors and senior management members and makes recommendations to the Board regarding questions of potential conflicts of interest, if any, and with regard to any transactions among the Company and related parties as defined in Item 404 of Regulation S-K.

The Committee is required to be comprised of three or more directors as determined by the Board, each of whom the Board has determined meets the independence requirements of the Company’s Standards for Director Independence, the NYSE and the SEC. The members of the Committee are appointed by the Board and serve until their successors are duly appointed or until their retirement, resignation, death or removal by the Board.

The Corporate Governance Committee is presently composed of four non-employee, independent directors: Jyrl James (Chairwoman), Peter Tanous, Thomas Vetrano and David Sandberg. The Corporate Governance Committee did not meet during fiscal 2025. Darla Moore resigned as a member of the Board and as a member of the Corporate Governance Committee of the Board effective June 1, 2026. Mr. Vetrano was appointed as a member of the Corporate Governance Committee on June 12, 2026.

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Shareholder Communications

The Board has established a procedure by which shareholders of the Company can communicate with the Board. Shareholders interested in communicating with the Board as a group or with individual directors may do so, in writing. Correspondence to the directors should be sent by regular mail c/o the Secretary, GEE Group Inc., 7751 Belfort Road, Suite 150, Jacksonville, Florida 32256. Any such correspondence will be reviewed by the Secretary, who will then forward it to the appropriate parties. Communications that are solicitations or deemed to be irrelevant to the Board’s responsibilities may be discarded, at the discretion of the Secretary.

Corporate Code of Ethics

We have a Code of Ethics that applies to all directors and employees, including our senior management team. The Code of Ethics is designed to deter wrongdoing, to promote the honest and ethical conduct of all employees and to promote compliance with applicable governmental laws, rules, and regulations. We intend to satisfy the disclosure requirements under applicable SEC rules relating to amendments to the Code of Ethics or waivers from any provision thereof applicable to our Chief Executive Officer and our Principal Financial and Accounting officer by posting such information on our website pursuant to SEC rules. There were no such amendments of or waivers to any of the Company’s policies and procedures outlined under its Code of Ethics during fiscal 2025.

The Code of Ethics is available on the Company’s website. In addition, you may obtain a printed copy of the Code of Ethics, without charge, by sending a request to: GEE Group Inc., 7751 Belfort Road, Suite 150, Jacksonville, Florida 32256, Attn.: Secretary

Insider Trading Policy

The Company has an insider trading policy governing the purchase, sale and other dispositions of the Company’s securities that applies to all Company personnel, including directors, officers, and employees. The Company believes that its insider trading policy is reasonably designed to promote compliance with insider trading laws, rules and regulations, and listing standards applicable to the Company. A copy of the Company’s insider trading policy is filed as Exhibit 19.1 to our 2024 Annual Report on Form 10-K.

Hedging Policy

The Company imposes preclearance and “blackout” period restrictions on our directors, officers and employees before our earnings announcements (ending two days after the financial results have been publicly disclosed), in addition to special circumstances within the Company that call for insiders to be precluded from trading in our shares of Common Stock. We do not have a written policy that specifically prohibits our named executive officers from hedging the economic risk of stock ownership. However, federal securities laws generally prohibit our named executive officers from “short selling” our stock. Pursuant to our Code of Ethics our directors, officers and employees are expected to comply with applicable governmental laws, rules and regulations in carrying out their responsibilities to the Company.

Claw-back Policy

The Company maintains a claw-back policy whereby the Company is required to seek recovery of erroneously awarded incentive-based compensation paid or granted by the Company or any subsidiary of the Company to an executive officer in the event of a material restatement, whether intentional or not, of the Company's consolidated financial statements. On November 30, 2023, the Board adopted a Claw-back Policy in accordance with the listing requirements adopted by the NYSE American which was filed with the SEC as Exhibit 97.1 to our 2023 Annual Report on Form 10-K. This policy describes the circumstances under which excessive incentive-based compensation awarded to the executive officers of the Company is subject to such recoupment.

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EXECUTIVE COMPENSATION

Summary Compensation Information

The following table summarizes total compensation to named executive officers including principal executive officer, principal financial and accounting officer, and principal operating officer. Throughout this section, the term “named executive officers” is intended to refer to the individuals listed in “Summary Compensation Table.”

Summary Compensation Table

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)

Derek Dewan	2025	518,000	-	-	-	-	-	18,480	536,480
Chief Executive Officer	2024	518,000	-	38,850	-	-	-	18,000	574,850

Alex Stuckey	2025	331,000	-	-	-	-	-	30,697	361,697
Chief Operating Officer	2024	331,000	-	24,825	-	-	-	27,031	382,856

Kim Thorpe	2025	331,000	-	-	-	-	-	49,031	380,031
Senior Vice President and Chief Financial Officer	2024	331,000	-	24,825	-	-	-	24,326	380,151

Employment and Change in Control Agreements

Derek Dewan, Chairman and Chief Executive Officer: On April 27, 2023, the Company entered into a new employment agreement with Mr. Dewan for his continued employment (the “Dewan Employment Agreement”). The Dewan Employment Agreement provides for a five-year term ending on April 26, 2028, unless employment is earlier terminated in accordance with the provisions thereof and after the initial term has a standard one-year automatic extension clause if there is no notice by the Company or Mr. Dewan of termination. The Dewan Employment Agreement provides for a base salary at the rate of $518,000 per year, which can be increased, but not decreased, by the Compensation Committee. The Dewan Employment Agreement provides that Mr. Dewan is entitled to receive an annual cash bonus based on criteria to be agreed to by Mr. Dewan and the Compensation Committee and is eligible to participate in Company equity-based incentive compensation and benefit plans and to receive certain other perquisites. The Dewan Employment Agreement contains standard termination, severance, change of control, non-compete, non-solicitation and confidentiality provisions.

On August 13, 2024, 250,000 restricted shares of common stock previously granted to Mr. Dewan became fully vested. On December 1, 2023, the Company granted 71,944 restricted shares of common stock to Mr. Dewan under the AICP based on fiscal 2023 performance. These restricted shares are to be earned over a three-year period and cliff vest on the third anniversary date of the date of their initial award (December 1, 2026).

Alex Stuckey, Chief Operating Officer: On April 27, 2023, the Company entered into a new employment agreement with Mr. Stuckey with respect to Mr. Stuckey’s continuing service (the “Stuckey Employment Agreement”). The Stuckey Employment Agreement provides for a five-year term ending on April 26, 2028, unless employment is earlier terminated in accordance with the provisions thereof and after the initial term has a standard one-year automatic extension clause if there is no notice by the Company or Mr. Stuckey of termination. The Stuckey Employment Agreement provides for a starting base salary at the rate of $331,000 per year which can be increased, but not decreased, by the Compensation Committee. The Stuckey Employment Agreement provides that Mr. Stuckey is entitled to receive an annual cash bonus based on criteria to be agreed to by Mr. Stuckey and the Compensation Committee and is eligible to participate in Company equity-based incentive compensation and benefit plans and to receive certain other perquisites. The Stuckey Employment Agreement contains standard termination, severance, change of control, non-compete, non-solicitation and confidentiality provisions.

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On August 13, 2024, 183,333 restricted shares of common stock previously granted to Mr. Stuckey became fully vested. On December 1, 2023, the Company granted 45,972 restricted shares of common stock to Mr. Stuckey under the AICP based on fiscal 2023 performance. These restricted shares are to be earned over a three-year period and cliff vest on the third anniversary date of the date of their initial award (December 1, 2026).

Kim Thorpe, Senior Vice President and Chief Financial Officer: On April 27, 2023, the Company entered into a new employment agreement with Mr. Thorpe with respect to Mr. Thorpe’s continuing service (the “Thorpe Employment Agreement”). The Thorpe Employment Agreement provides for a five-year term ending on April 26, 2028, unless employment is earlier terminated in accordance with the provisions thereof and after the initial term has a standard one-year automatic extension clause if there is no notice by the Company or Mr. Thorpe of termination. The Thorpe Employment Agreement provides for a base salary at the rate of $331,000 per year which can be increased, but not decreased, by the Compensation Committee. The Thorpe Employment Agreement provides that Mr. Thorpe is entitled to receive an annual cash bonus based on criteria to be agreed to by Mr. Thorpe and the Compensation Committee and is eligible to participate in Company equity-based incentive compensation and benefit plans and to receive certain other perquisites. The Thorpe Employment Agreement contains standard termination, severance, change of control, non-compete, non-solicitation and confidentiality provisions.

On August 13, 2024, 208,333 restricted shares of common stock previously granted to Mr. Thorpe became fully vested. On December 1, 2023, the Company granted 45,972 restricted shares of common stock to Mr. Thorpe under the AICP based on fiscal 2023 performance. These restricted shares are to be earned over a three-year period and cliff vest on the third anniversary date of the date of their initial award (December 1, 2026).

On April 27, 2023, the Company entered into Indemnification Agreements with certain of its officers and members of the Board to provide for indemnification of each individual in their respective capacities as officers and members of the Board of the Company to the fullest extent permitted under the Company’s Amended and Restated Articles of Incorporation, Amended and Restated Bylaws, and the Illinois Business Corporation Act.

Annual Incentive Compensation Program

During fiscal 2022, the Company engaged independent compensation consultants to perform a compensation study and analysis of the annual compensation of its executives. The study included comparisons of the amounts and components of the Company’s executive pay to its top three executives with those of several comparable companies. The Company and its Compensation Committee received a report from the independent compensation consultant outlining its findings and recommendations. With the benefit of the independent consultant’s reported findings and recommendations, the Company drafted a formal Annual Incentive Compensation Program (“AICP”), which was reviewed and approved by the Compensation Committee and the Company’s Board.

The AICP includes a performance based short term incentive (“STI”), and a partially performance based long term incentive (“LTI”) compensation component. The STI portion is payable in the form of annual cash bonuses and the LTI portion is payable in equity-based compensation in the form of restricted stock. Grants under the LTI component are to be granted under the Company’s 2013 Incentive Stock Plan and are further comprised of two components; one that vests based on time passed alone, and a second that vests over time but also based on future performance.

The overall structure, design and other key components of the AICP were initially reviewed by the Compensation Committee during several meetings in 2022 and were presented to and approved by the Company’s Board at its annual meeting held on August 26, 2022. Additional details regarding the AICP, including the projected financial targets for fiscal 2023, were reviewed and approved by the Compensation Committee and the Company’s Board at a special teleconference meeting on September 22, 2022. The projected financial targets for fiscal 2024 were reviewed and approved by the Compensation Committee at a teleconference meeting on December 28, 2023. The projected financial targets for fiscal 2025 were reviewed and approved by the Compensation Committee at a teleconference meeting on December 12, 2024.

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Option Awards

The option awards column represents the fair value of the stock options as measured on the grant date.

No stock options were awarded to the named executive officers during fiscal 2025 or 2024. If and when stock options are granted, the Company’s policy is that option prices must be set that are equal to the market price on the date of grant, that they have vesting dates five years or less after the date of grant, and that they have expiration dates ten years after the date of grant.

Outstanding Equity Awards at Fiscal Year-End

The following table summarizes equity awards granted to named executive officers and directors that were outstanding as of September 30, 2025:

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options: # Exercisable	Number of Securities Underlying Unexercised Options: # Unexercisable	Option Exercise Price $	Option Expiration Date	# of Shares or Units of Stock That Have Not Vested #	Market Value of Shares or Units of Stock That Have Not Vested $

Derek Dewan, Chief Executive Officer	-	-	-	-	310,297	64,138

Alex Stuckey, Chief Operating Officer	-	-	-	-	216,224	44,694

Kim Thorpe, Senior Vice President and Chief Financial Officer	50,000	-	2.21	06/15/28	229,845	47,509

Retirement Benefits

The Company does not maintain a tax-qualified defined benefit retirement plan for any of its executive officers or employees. The Company has a 401(k)-retirement plan in which all full-time employees may participate after one year of service.

Pay Versus Performance

The following pay versus performance disclosure is required by rules adopted by the SEC in the fall of 2022. The disclosure required for smaller reporting companies consists of a Pay Versus Performance table and reconciliation of the information reported in the table. The SEC believes this disclosure will help shareholders better evaluate the link between executive pay and performance, both for the Company on a stand-alone basis and as compared to other publicly traded companies.

The Pay Versus Performance table is highly regulated and requires pay disclosure that is intended to supplement what we customarily provide in the Summary Compensation Table and the other executive compensation tables. The table currently provides SEC mandated compensation data for fiscal 2025 and 2024 for our Named Executive Officers (“NEOs”), including our Principal Executive Officer (“PEO”), along with certain financial performance measures. In reviewing the table, our shareholders should note the following:

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•

The amounts in columns (b) and (d) of the table are taken from or derived directly from the total compensation paid to the relevant NEOs as reported in the current year or prior year Summary Compensation Tables;

•

The “compensation actually paid” in columns (c) and (e) represents an additional type of compensation disclosure mandated by the SEC, the intent of which is to try and isolate the amount of compensation earned by the relevant NEO(s) in each year. To calculate “compensation actually paid,” we are required to start with the totals for that year as reported in the Summary Compensation Table, deduct the Summary Compensation Table values for stock and option awards, and then add back amounts for new and previously outstanding stock and option awards in a manner mandated by the SEC. The disclosure and calculations are complex and can be confusing, and the amounts determined in accordance with the rules often bear no relation to the money or the economic value received or monetized by a particular NEO in the given year. We therefore caution that the term “compensation actually paid” should not be read literally and does not actually reflect the “take home” amounts received by our NEOs in a given year; and

•

The SEC rules require that we include in the Pay Versus Performance table information regarding our U.S. GAAP net income results. U.S. GAAP net income was not a performance metric in any of our compensation programs and did not affect the compensation awarded to our NEOs for the years covered by the Pay Versus Performance Table. We are nonetheless required to include such information in the table, and we urge our investors to keep in mind that U.S. GAAP net income did not drive the amount of pay awarded to or realized by our NEOs.

Pay Versus Performance Table

	(a)	(b)	(c)	(d)	(e)	(f)	(g)
Name	Fiscal Year	Summary Compensation Table Total for PEO	Compensation Actually Paid to PEO (1)	Average Summary Compensation Table Total for Non -PEO NEOs	Average Compensation Actually paid to Non-PEO NEOs (1)	Value of Initial Fixed $100 Investment Based on Total Shareholder Return (2)	Net Income available to Maiden Common Shareholder (in thousands)
Derek Dewan	2025	$536,480	$519,755	-	-	$35	$(34,747)
Chief Executive Officer	2024	$574,850	$354,370	-	-	$44	$(24,102)

Alex Stuckey	2025	-	-	$361,697	$350,043	$35	$(34,747)
Chief Operating Officer	2024	-	-	$382,856	$228,714	$44	$(24,102)

Kim Thorpe	2025	-	-	$380,031	$367,642	$35	$(34,747)
Senior Vice President and Chief Financial Officer	2024	-	-	$380,151	$213,737	$44	$(24,102)

____________

(1)

To calculate compensation actually paid, adjustments were made to the amounts reported in the Summary Compensation Table for the applicable year. A reconciliation of the adjustments for Messrs. Dewan, Stuckey and Thorpe is set forth in the table immediately following these footnotes.

(2)

Pursuant to rules of the SEC, the illustration assumes $100 was invested on September 30, 2023 in our Common Stock. Historic common share price performance is not necessarily indicative of future common share price performance.

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To calculate the amounts reported in the “Compensation Actually Paid” columns in the table above, the following amounts were deducted from and added to (as applicable) our NEOs total compensation as reported in the Summary Compensation Table (“SCT”) for our named executive officers as of September 30, 2025:

			Less:	Plus:	Plus (less):
		(a)	(b)	(c)	(d)	(e)	(f)	(g)
Name	Fiscal Year	SCT Total	SCT Share Awards	Fair Value of Restricted Shares Units ("RSU") Granted in the Covered Year	Change in Fair Value of Unvested RSUs from Covered Years	Fair Value of RSU Granted and Vested in the Covered Year	Change in Fair Value of RSUs from Prior Years that Vested in the Covered Year	Change in Fair Value of Unvested RSUs from the Prior Years	Compensation Actually Paid

Derek Dewan	2025	$536,480	$-	$-	$-	-	$-	$(16,725)	$519,755
Chief Executive Officer	2024	$574,850	$(38,958)	$18,749	$(20,209)	-	$(77,850)	$(102,212)	$354,370

Alex Stuckey	2025	$361,697	$-	$-	$-	-	$-	$(11,654)	$350,043
Chief Operating Officer	2024	$382,856	$(24,894)	$11,980	$(12,914)	-	$(57,090)	$(71,224)	$228,714

Kim Thorpe	2025	$380,031	$-	$-	$-	-	$-	$(12,389)	$367,642
Senior Vice President and Chief Financial Officer	2024	$380,151	$(24,894)	$11,980	$(12,914)	-	$(64,875)	$(75,711)	$213,737

(a)	Represents Total Compensation as reported in the Summary Compensation Table for the indicated fiscal year.

(b)

Represents the grant date fair value of the share awards during the indicated fiscal year, computed in accordance with the methodology used for financial reporting purposes. On December 1, 2023, the Company granted 71,944 restricted shares of common stock to Mr. Dewan, 45,972 restricted shares to Mr. Stuckey, and 45,972 restricted shares to Mr. Thorpe. The restricted shares are to be earned over a three-year period and cliff vest at the end of the third year from the initial date of grant (December 1, 2026). No stock options were granted to the named PEO or NEOs in fiscal 2025 or 2024.

(c)

Represents the fair value as of the indicated fiscal year-end of the outstanding and unvested RSUs granted during such fiscal year, computed in accordance with the methodology used for financial reporting purposes.

(d)

Represents the change in fair value during the indicated fiscal year of each RSU that was granted in a prior fiscal year and that remained outstanding and unvested as of the last day of the indicated fiscal year, computed in accordance with the methodology used for financial reporting purposes.

(e)

Represents the fair value at vesting of the RSUs that were granted and vested during the indicated fiscal year, computed in accordance with the methodology used for financial reporting purposes. No RSUs were granted and vested to the PEO or NEOs during fiscal 2025 or 2024.

(f)

Represents the change in fair value, measured from the prior fiscal year-end to the vesting date, of each RSU that was granted in a prior fiscal year and which vested during the indicated fiscal year, computed in accordance with the methodology used for financial reporting purposes. On August 13, 2024, 250,000 restricted shares of common stock previously granted to Mr. Dewan became fully vested, 183,333 restricted shares previously granted to Mr. Stuckey became fully vested, and 208,333 restricted shares previously granted to Mr. Thorpe became fully vested.

(g)

Represents the average amount of change in fair value as of the end of the applicable year (from the end of the prior fiscal year) of equity awards granted in prior years that were unvested as of year-end of the applicable year.

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DIRECTOR COMPENSATION

Compensation of Directors

Beginning October 1, 2022, non-executive members of the Board are paid cash compensation each quarter in the amount of $12,500 for their attendance/participation. Also, non-executive Committee Chairpersons receive an additional $1,875 per quarter for their services as committee chairs. In addition, non-executive members of the Board are to be granted 50,000 non-qualified stock options each annually, which shall be considered fully vested at the time of grant and have their respective strike prices set at the closing price of the Company’s common shares as reported by the NYSE American on the date of grant. Employees serving as directors of the Company did not receive any additional compensation for service on the Board.

The following table sets forth information concerning the compensation paid to each of the non-employee directors during fiscal 2025:

Name	Fees Earned or Paid in Cash ($)	Stock Option Awards ($)	Restricted Stock Awards ($)	Total ($)

Peter Tanous	57,500	9,785	-	67,285
Darla Moore (1)	57,500	9,785	-	67,285
William Isaac (2)	59,375	9,785	-	69,160
Jyrl James	50,000	9,785	-	59,785
Matthew Gormly	55,625	9,785	-	65,410
Thomas Vetrano	65,000	9,785	-	74,785
J. Randall Waterfield	50,000	9,785	-	59,785
David Sandberg	50,000	9,785	-	59,785

(1)	Ms. Moore served as a member of the Board from June 2018 until her resignation on June 1, 2026.

(2)	Mr. Isaac served as a member of the Board from June 2015 until his resignation on March 6, 2026.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information concerning the beneficial ownership of our voting securities as of August 10, 2026 by (i) each person who is known by us, based solely on a review of public filings, to be the beneficial owner of more than 5% of any class of our outstanding voting securities, (ii) each director, (iii) each executive officer named in the Summary Compensation Table and (iv) all executive officers and directors as a group.

Under applicable SEC rules, a person is deemed to be the “beneficial owner” of a voting security if such person has (or shares) either investment power or voting power over such security or has (or shares) the right to acquire such security within 60 days by any of a number of means, including upon the exercise of options or warrants, the vesting and issuance of restricted stock grants, or the conversion of convertible securities. A beneficial owner’s percentage ownership is determined by assuming that options, warrants, restricted stock and convertible securities that are held by the beneficial owner, but not those held by any other person, and which are exercisable, issuable or convertible within 60 days, have been exercised, issued or converted.

Unless otherwise indicated, we believe that all persons named in the table below have sole voting and investment power with respect to all voting securities shown as being owned by them. Unless otherwise indicated, the address of each beneficial owner in the table below is care of GEE Group Inc., 7751 Belfort Parkway, Suite 150, Jacksonville, Florida 32256.

Name and Address of Beneficial Owner, Directors and Executive Officers	Amount and Nature of Beneficial Ownership		Percent of Class (1)

Derek Dewan	2,485,571	(2)	2.26%
Darla Moore	641,420	(3)	*
Peter Tanous	612,320	(4)	*
William Isaac	243,987	(5)	*
Alex Stuckey	1,939,016	(6)	1.76%
Kim Thorpe	1,079,755	(7)	*
Matthew Gormly	400,000	(8)	*
Thomas Vetrano	283,000	(9)	*
Jyrl James	114,285	(10)	*
J. Randall Waterfield	986,779	(11)	*
David Sandberg	10,052,675	(12)	9.15%
Directors and executive officers as a group (9 individuals)	18,838,808		17.15%

5% or Greater Holders:
Red Oak Partners, LLC	9,952,675	(12)	9.06%
Raffle Associates, LP	9,449,696	(13)	8.60%
Funicular Funds, LP	6,909,748	(14)	6.29%
Goldenwise Capital Group Ltd.	5,602,562	(15)	5.10%
Star Equity Holdings, Inc.	6,285,065	(16)	5.72%

____________

*Represents less than 1%.

(1)	Based on 109,870,686 Common Stock shares outstanding as of August 10, 2026.

(2)

Mr. Dewan’s beneficial ownership represents (i) 2,485,571 shares of common stock, 218,650 of which are part of the Derek E. Dewan Living Trust II dated the 27th of July 2010, of which Ms. Brittany M. Dewan is the trustee. Ms. Dewan has the sole voting and dispositive power over these shares of common stock. It does not include 71,944 shares of restricted stock that cliff vest on December 1, 2026.

(3)

Ms. Moore’s beneficial ownership includes (i) 416,420 shares of common stock owned by the Darla Moore Trust, and (ii) 225,000 shares of common stock issuable under vested stock options. Ms. Moore resigned as a member of the Board effective June 1, 2026.

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(4)	Mr. Tanous’ beneficial ownership represents (i) 267,320 shares of common stock owned by Mr. Tanous, and (ii) 345,000 shares of common stock issuable under vested stock options.

(5)	Mr. Isaac’s beneficial ownership represents (i) 243,987 shares of common stock owned by Mr. Isaac. Mr. Isaac resigned as a member of the Board effective March 6, 2026.

(6)	Mr. Stuckey’s beneficial ownership represents 1,939,016 shares of common stock owned by Mr. Stuckey. It does not include 45,972 shares of restricted stock that cliff vest on December 1, 2026.

(7)

Mr. Thorpe’s beneficial ownership represents (i) 1,029,755 common shares owned by Mr. Thorpe, including 192,657 common shares held by FRUS Capital, LLC and (ii) 50,000 shares of common stock issuable under vested stock options. It does not include 45,972 shares of restricted stock that cliff vest on December 1, 2026.

(8)	Mr. Gormly’s beneficial ownership represents (i) 225,000 shares of common stock owned by Mr. Gormly, and (ii) 175,000 shares of common stock issuable under vested stock options.

(9)	Mr. Vetrano’s beneficial ownership represents (i) 108,000 shares of common stock owned by Mr. Vetrano, and (ii) 175,000 shares of common stock issuable under vested stock options.

(10)

Ms. James’s beneficial ownership represents (i) 14,285 shares of common stock owned by Ms. James, (ii) 50,000 shares of common stock issuable under vested stock options, and (iii) 50,000 shares of restricted stock that cliff vest on September 19, 2026.

(11)

Mr. Waterfield’s beneficial ownership represents (i) 886,779 shares of common stock owned by Mr. Waterfield, (ii) 50,000 shares of common stock issuable under vested stock options, and (iii) 50,000 shares of restricted stock that cliff vest on September 19, 2026.

(12)

Red Oak Partners’ beneficial ownership information is based on a Form 13D/A dated August 9, 2023, filed by The Red Oak Fund, LP, a Delaware limited partnership, The Red Oak Long Fund, LP, a Delaware limited partnership, Red Oak Partners, LLC, a Florida limited liability company, David Sandberg, as the controlling member of Red Oak Partners, and Anthony Y. Snow filed a Schedule 13D/A with the SEC on August 15, 2023. David Sandberg, the controlling member of Red Oak Partners, manages each of Red Oak Fund and Red Oak Long Fund. Mr. Snow serves as the President and Co-Portfolio Manager of Red Oak Partners. Red Oak Partners has disclosed that it beneficially owns 9,952,675 shares of Common Stock. The Funds are disclosed as each being controlled by Red Oak Partners and, as such, Red Oak Partners may be deemed to beneficially own (i) the 6,057,244 shares of Common Stock held by the Red Oak Fund, and (ii) the 3,895,431 shares of Common Stock held by the Red Oak Long Fund. Mr. Sandberg, as the managing member of Red Oak Partners may be deemed to beneficially own the 9,952,675 shares of Common Stock beneficially owned by Red Oak Partners through the Funds. Red Oak Fund may be deemed to beneficially own 6,057,244 shares of Common Stock. Red Oak Long Fund may be deemed to beneficially own 3,895,431 shares of Common Stock. Mr. Sandberg’s beneficial ownership also includes (iii) 50,000 shares of common stock issuable under vested stock options, and (iv) 50,000 shares of restricted stock granted to Mr. Sandberg as a director that cliff vest on September 19, 2026. The principal office or business address of the Funds, Red Oak Partners and Mr. Sandberg is 40 SE 5th Street, Suite 502, Boca Raton, FL 33432.

(13)

Ownership information is based on a Form 13F dated March 31, 2026, and filed by Raffles Associates LP with the Securities and Exchange Commission on May 15, 2026. The address of the principal business office of Raffles Associates LP is 5 Penn Plaza, 19th Floor, New York NY 10001.

(14)

Ownership information is based on a Form 13F dated March 31, 2026, and filed by Funicular Funds, LP with the Securities and Exchange Commission on May 15, 2026. The address of principal business office of Funicular Funds, LP is 601 California Street, #1151, San Francisco, CA 94108.

(15)

Ownership information is based on a Form 13D dated November 16, 2023, and filed by Goldenwise Capital Group Ltd. with the Securities and Exchange Commission on November 22, 2023. The address of principal business office of Goldenwise Capital Group Ltd. is 3 Garden Road, Champion Tower, Room 4463, Central, Hong Kong.

(16)

Ownership information is based on the Cooperation Agreement, dated August 21, 2026, by and between the Company and Star Equity Holdings, Inc. The address of the principal business office of Star Equity Holdings, Inc. is 53 Forest Ave Suite 101, Old Greenwich, CT, 06870.

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Director Independence

The Board has determined, with the assistance of the Nominating and Corporate Governance Committees, that each of its current directors, other than Mr. Dewan, is an “independent director” under the NYSE American Listed Company Manual. The Board has affirmatively determined that Jyrl James, Matthew Gormly, Thomas Vetrano, Peter Tanous, J. Randall Waterfield and David Sandberg satisfy the independence standards under the NYSE American Listed Company Manual. Thomas Vetrano serves as the Company’s Lead Independent Director.

The Board has determined that each current member of the Audit Committee meets the additional independence criteria required for audit committee membership under the listing standards of the NYSE American and Rule 10A-3 of the Exchange Act and possesses the experience and expertise required to be considered a “financial expert” as defined under the Sarbanes-Oxley Act. In addition to the independence standards provided in the NYSE American Listed Company Manual, the Board has determined that each director who serves on our Audit Committee satisfies standards established by the SEC providing that, in order to qualify as “independent” for the purposes of membership on that committee, members of audit committees may not (i) accept directly or indirectly any consulting, advisory or other compensatory fee from the Company other than their director compensation or (ii) be an affiliated person of the Company or any of its subsidiaries. The Board has also determined that each member of the Compensation Committee satisfies the NYSE American standards for independence of Compensation Committee members.

Related Party Transactions

Other than as disclosed below, and except for the Dewan, Stuckey and Thorpe Employment Agreements, each as defined and described in "Executive Compensation", there have been no transactions since October 1, 2023 or any currently proposed transaction or series of similar transactions to which the Company was or is to be a party, in which the amount involved exceeds $120,000 and in which any current or former director or officer of the Company, any 5% or greater stockholder of the Company or any member of the immediate family of any such persons had or will have a direct or indirect material interest.

Agreements with Lawrence Bruce

On January 3, 2025, the Company entered into a Stock Purchase Agreement (the “Purchase Agreement”) with Hornet Staffing, Inc., a Georgia corporation (“Hornet”) and its shareholders, and purchased 100,000 shares of its capital stock which represents 100% of the ownership interest in Hornet. Also on January 3, 2025, the Company entered into an employment agreement with Lawrence Bruce, one of the former shareholders of Hornet. Hornet is an Atlanta-based provider of staff augmentation services with national service capability. Hornet provides staffing solutions to many markets serving large scale, "blue chip" companies in the IT, professional and customer service staffing verticals.

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The total consideration paid for the purchased shares was $1.5 million, consisting of (i) a $1.1 million cash payment, and (ii) the issuance to its former shareholders of subordinated and unsecured promissory notes (the "Promissory Notes") totaling an aggregate initial principal amount of $400 thousand. Interest on the outstanding principal balances of the Promissory Notes was payable at a fixed rate of 5% per annum. Payments on the Promissory Notes were to be made annually with the first payment due on the first anniversary of the issuance date and the second and final payment due on the second anniversary of the issuance date.

The Promissory Notes were payable to Lawrence Bruce and his spouse, Laurel Bruce, in the amounts of $160 thousand and $240 thousand, representing their respective portions of the purchase consideration based on their percentage of Hornet’s stock ownership prior to the acquisition.

The Purchase Agreement also provides that for the initial two-year period after closing, Hornet was required to achieve an agreed upon minimum average gross profit measure (“AGP”) equal to $720 thousand for each of the two subsequent twelve-month periods (each twelve-month period being separately measured). If the average gross profit measure during either of the subsequent two years was less than the minimum required average gross profit, then the Company would reduce the remaining balance under the Promissory Notes proportionally by an amount equal to the amount of the shortfall; provided the Company may not deduct more than the amount due under the then current payment for the Promissory Notes and may not seek to claw back any previous payments made under the Notes.

As of December 31, 2025, upon conclusion of the first twelve-month measurement period, there was a shortfall in the minimum required AGP under the Purchase Agreement. This shortfall resulted in the elimination of the amounts of $196 that would have been due under the first installments of the Promissory Notes. Lawrence Bruce resigned from the Company on June 19, 2026 and, as a result, the determination was made that the minimum required AGP for the second twelve-month measurement period can no longer be met under the terms of the Purchase Agreement. As of June 30, 2026, the second installments of the Promissory Notes were entirely eliminated, accordingly. No payments are required to be made to Hornet’s former shareholders on the Promissory Notes.

Audit Related Matters

The Company’s engaged Independent Registered Public Accounting Firm is Cherry Bekaert LLP (“Cherry Bekaert”) (PCAOB Firm ID No. 677) located in Raleigh, North Carolina. As previously disclosed in the Company’s Current Report on Form 8-K filed on March 11, 2024, the Audit Committee of the Company’s Board of Directors dismissed FORVIS, LLP (“FORVIS”) on March 6, 2024 and engaged Cherry Bekaert to serve as the Company’s independent registered public accounting firm and to audit the Company’s consolidated financial statements for the fiscal years ended September 30, 2025 and 2024. FORVIS had served as the Company’s independent registered public accounting firm since April 12, 2022 through the first fiscal quarter of the fiscal year ended September 30, 2024.

The following table presents fees billed by Cherry Bekaert for the following professional services rendered for the Company for the fiscal years ended September 30, 2025 and 2024:

	Fiscal 2025	Fiscal 2024 (1)
Audit fees	$370,125	$283,500
Audit-related fees	7,875	7,350

_______________

(1)

Values presented for fiscal 2024 include only fees billed by Cherry Bekaert. FORVIS performed services for the company during the first fiscal quarter ended December 31, 2023, re-issued their opinion on the fiscal 2023 consolidated financials, and provided their consent on the fiscal 2024 annual filing. Fees incurred in relation to those services totaled $53,000 in fiscal 2024.

“Audit fees” relate to services for the audit of the Company’s consolidated financial statements for the fiscal year and for reviews of the interim consolidated financial statements as well as providing consents for the inclusion of Cherry Bekaert’s reports in SEC registration statements and filings.

“Audit-related fees” relate to services that are reasonably related to the audit of the Company’s consolidated financial statements and are not included in “audit fees.” These services include a special audit of revenue pertaining to one of the Company’s client engagements.

The Audit Committee’s policy is to pre-approve all audit and non-audit services provided by the independent registered public accounting firm, and to not engage them to perform the specific non-audit services proscribed by law or regulation for independence reasons. At or just prior to the beginning of each fiscal year, the Audit Committee meets with the independent registered public accounting firm and approves the fees and services to be performed for the ensuing year. On at least an annual basis, the Audit Committee reviews fees billed for all services provided for the year to date, and it pre-approves additional services if necessary. The Audit Committee’s pre-approval policies allow management to engage the independent registered public accounting firm for consultations on tax or accounting matters up to an aggregate of $10,000 annually. All fees listed in the table above were approved in accordance with the Audit Committee’s policies.

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PROPOSED AMENDMENT TO THE ARTICLES OF INCORPORATION OF THE COMPANY TO EFFECT A ONE-FOR-THIRTY REVERSE SPLIT OF AUTHORIZED, ISSUED AND OUTSTANDING SHARES OF COMMON STOCK

Our Board has adopted a resolution to effect a one-for-thirty reverse split of our authorized, issued and outstanding shares of our Common Stock (the “Reverse Stock Split”), subject to an affirmative vote of the holders of at least a majority of the issued and outstanding shares of Common Stock as of the Record Date entitled to vote on the this Proposal 3 at the annual meeting. If the proposed Reverse Stock Split is approved by shareholders, the Company will effect a Reverse Stock Split as described in this proxy statement. The Reverse Stock Split will be effected by means of an Amendment to our Articles of Incorporation.

Our Board reserves the right, notwithstanding shareholder approval of this proposal and without further shareholder action, to delay or abandon the Reverse Stock Split if, prior to filing the amendment to our Articles of Incorporation that implements the Reverse Stock Split (the “Reverse Split Amendment”) t, the Board determines in its sole discretion that the Reverse Stock Split would not be in the best interests of our shareholders. If Proposal 3 is approved, the Reverse Split Amendment will become effective upon its filing with the Secretary of State of the State of Illinois. The full text of the Reverse Split Amendment is attached to this proxy statement as Appendix A.

Purpose of the Reverse Stock Split

Our Common Stock is listed on the NYSE American. The continued listing requirement of the NYSE American provides that the NYSE American reserves the right to delist a listed Common Stock should the Common Stock sell for a low price for a substantial period of time or the issuer of such listed Common Stock fail to effect a reverse split of such shares within a reasonable time after being notified of such potential actions by the NYSE American. In addition, the NYSE American has recently announced new rules which would result in automatic delisting of a listed Common Stock if its stock price falls below $0.25 after July 1, 2027. The Reverse Stock Split, if effected, should have the immediate effect of increasing the price of our Common Stock as reported on the NYSE American, therefore reducing the risk that our Common Stock could be delisted from the NYSE American.

With this in mind, our Board strongly believes that the Reverse Stock Split is necessary to maintain our listing on the NYSE American. The Board has considered the potential harm to us and our stockholders should the NYSE American delist our Common Stock from trading. Delisting could adversely affect the liquidity of our Common Stock since alternatives, such as the OTC Bulletin Board and the pink sheets, are generally considered to be less efficient markets. An investor likely would find it less convenient to sell, or to obtain accurate quotations in seeking to buy, our Common Stock on an over-the-counter market. Many investors likely would not buy or sell our Common Stock due to difficulty in accessing over-the-counter markets, policies preventing them from trading in securities not listed on a national exchange, or other reasons.

In addition, we believe that the Reverse Stock Split will be advantageous to us and to all shareholders because it may provide the opportunity for higher share prices based upon fewer shares. While fewer shares alone may usually be expected to result in lower trading volumes and liquidity of the Company’s shares, we have set the reverse split formula at a level that we believe may also allow larger institutional firms whose internal policies currently prevent them from trading in our shares to do so potentially offsetting volume and liquidity concerns. However, there can be no assurance that there will be any positive effect on the Company or its Common Stock that results from the Reverse Stock Split. There can be no assurance that the market price for our Common Stock, immediately or shortly after the proposed Reverse Stock Split, if approved, will rise, or that any rise which may occur will be sustained. Market conditions are outside of the Company's control, and are influenced by investor attitudes and external conditions.

This is not a "going private" transaction, and no shareholders will be reduced to less than one share. This action will not have the effect of reducing our shareholders to less than 300, and we will continue to be required to file reports and other information with the SEC pursuant to Sections 13 or 15(d) of the Securities and Exchange Act of 1934, as amended.

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Certain Risks Associated with the Reverse Stock Split

As noted above, the principal purpose of the Reverse Stock Split will be to increase the trading price of our Common Stock to continue to be listed on the NYSE American. We cannot assure you, however, that the Reverse Stock Split, if implemented, will accomplish this objective. We also cannot assure you that if the Reverse Stock Split results in an increase in the trading price of our Common Stock, that such increase will equal or approximate a multiple equal to the number of pre-Reverse Stock Split shares, or result in any permanent increase in the trading price, which can be dependent upon many factors, including our business and financial performance and prospects. In some cases the share price of companies that have implemented reverse stock splits has subsequently declined back to pre-reverse split levels. Accordingly, we cannot assure you that the trading price of our Common Stock immediately after the Reverse Stock Split takes effect will be maintained for any period of time or that the ratio of post and pre-split shares will remain the same after the Reverse Stock Split is effected, or that the Reverse Stock Split will not have an adverse effect on our stock price due to the reduced number of shares outstanding after the Reverse Stock Split. A reverse stock split is often viewed negatively by the market and, consequently, can lead to a decrease in our overall market capitalization.

Although the Board believes that the decrease in the number of shares of our Common Stock outstanding as a consequence of the Reverse Stock Split and the anticipated increase in the price of our Common Stock could encourage interest in our Common Stock and possibly promote greater liquidity for our stockholders, such liquidity could also be adversely effected by the reduced number of shares outstanding after the Reverse Stock Split.

There are numerous factors and contingencies that could affect our stock price following the proposed Reverse Stock Split, including the status of the market for our Common Stock at the time, our reported results of operations in future periods, and general economic, market and industry conditions. Accordingly, the market price of our Common Stock may not be sustainable at the direct arithmetic result of the Reverse Stock Split. If the market price of our Common Stock declines after the Reverse Stock Split, our total market capitalization (the aggregate value of all of our outstanding Common Stock at the then existing market price) after the Reverse Stock Split will be lower than before the split.

Fractional Shares

Fractional shares will be rounded up to the next whole share. The Company will issue one full share of the post Reverse Stock Split Common Stock to any shareholder who would have been entitled to receive a fractional share as a result of the process. Each shareholder will hold the same percentage of the outstanding Common Stock immediately following the Reverse Stock Split as that shareholder did immediately prior to the Reverse Stock Split, except for minor adjustment as a result of the additional shares that will need to be issued as a result of the treatment of fractional shares.

Effects of the Reverse Stock Split on Capital Stock

The Common Stock after giving effect to the Reverse Stock Split will not be different from the Common Stock held by the Company's shareholders prior to the Reverse Stock Split. The shareholders will have the same relative rights following the effective date of the Reverse Stock Split as they had prior to the Reverse Stock Split, except to the extent that there are minor changes to the proportion of shares that they own caused by the rounding up of fractional shares to the nearest whole share.

Implementation of Reverse Stock Split

On August 11, 2026, our Board voted to ratify, approve and accept an amendment to our Articles of Incorporation to effect a Reverse Stock Split of one-for-thirty whereby every thirty (30) shares of the authorized, issued and outstanding shares of Common Stock shall be combined into one (1) share of authorized, issued and outstanding Common Stock of the Company. If our shareholders approve Proposal 3 and our Board decides to effectuate the Reverse Stock Split, each block of thirty shares of Common Stock issued and outstanding will be reclassified, and changed into one fully paid and nonassessable share of Common Stock of the Company. For example, if you owned 600 shares of our Common Stock prior to the Reverse Stock Split, you would own 20 shares immediately after the Reverse Stock Split becomes effective, representing substantially the same proportionate interest in the Company. In addition, the number of authorized shares of Common Stock that the Company may issue will be reclassified, and changed from 200,000,000 to 6,666,666.6667.

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Upon the implementation of the Reverse Stock Split, we intend to treat shares held by shareholders through a bank, broker, custodian or other nominee in the same manner as registered shareholders whose shares are registered in their names. Banks, brokers, custodians or other nominees will be instructed to effect the Reverse Stock Split for their beneficial holders holding our Common Stock in street name. However, these banks, brokers, custodians or other nominees may have different procedures than registered shareholders for processing the Reverse Stock Split. Shareholders who hold shares of our Common Stock with a bank, broker, custodian or other nominee and who have any questions in this regard are encouraged to contact their banks, brokers, custodians or other nominees.

Certain of our registered holders of Common Stock may hold some or all of their shares electronically in book-entry form with the transfer agent. These shareholders do not have stock certificates evidencing their ownership of the Common Stock. They are, however, provided with a statement reflecting the number of shares registered in their accounts.

Shareholders who hold shares electronically in book-entry form with the transfer agent will not need to take action (the exchange will be automatic) to receive whole shares of post-Reverse Stock Split Common Stock, subject to adjustment for treatment of fractional shares.

Shareholders holding shares of our Common Stock in certificated form will be sent a transmittal letter by our transfer agent after the effective date. The letter of transmittal will contain instructions on how a shareholder should surrender his, her or its certificate(s) representing shares of our Common Stock (the “Old Certificates”) to the transfer agent in exchange for certificates representing the appropriate number of whole shares of post Reverse Stock Split Common Stock (the “New Certificates”). No New Certificates will be issued to a shareholder until such shareholder has surrendered all Old Certificates, together with a properly completed and executed letter of transmittal, to the transfer agent. No shareholders will be required to pay a transfer or other fee to exchange his, her or its Old Certificates. Shareholders will then receive a New Certificate(s) representing the number of whole shares of Common Stock that they are entitled to as a result of the Reverse Stock Split. Until surrendered, we will deem outstanding Old Certificates held by shareholders to be cancelled and only to represent the number of whole shares of post Reverse Stock Split Common Stock to which these shareholders are entitled. Any Old Certificates submitted for exchange, whether because of a sale, transfer or other disposition of stock, will automatically be exchanged for New Certificates. If an Old Certificate has a restrictive legend on the back of the Old Certificate(s), the New Certificate will be issued with the same restrictive legends that are on the back of the Old Certificate(s).

SHAREHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY STOCK CERTIFICATE(S) UNTIL REQUESTED TO DO SO.

Certain Federal Income Tax Consequences of Reverse Stock Split

The following discussion is a general summary of certain U.S. federal income tax consequences of the Reverse Stock Split that may be relevant to U.S. Holders (as defined below) of our Common Stock, but does not purport to be a complete analysis of all potential tax effects. The effects of other U.S. federal tax laws, such as estate and gift tax laws, and any applicable state, local or non-U.S. tax laws are not discussed. This discussion is based on the Internal Revenue Code of 1986, as amended (the "Code"), Treasury regulations promulgated thereunder (the "Treasury Regulations"), judicial decisions, and published rulings and administrative pronouncements of the U.S. Internal Revenue Service ("IRS"), in each case in effect as of the date hereof. These authorities may change or be subject to differing interpretations. Any such change or differing interpretation may be applied retroactively in a manner that could adversely affect a holder of our Common Stock. We have not sought and will not seek an opinion of counsel or any rulings from the IRS regarding the matters discussed below. There can be no assurance the IRS or a court will not take a contrary position to that discussed below regarding the tax consequences of the Reverse Stock Split.

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This discussion is limited to holders that hold our Common Stock as "capital assets" within the meaning of Section 1221 of the Code (generally, property held for investment). This discussion does not address all aspects of U.S. federal income tax consequences relevant to such holders' particular circumstances, including the impact of the tax on net investment income imposed by Section 1411 of the Code. In addition, it does not address consequences relevant to holders subject to particular rules, including, without limitation:

•	persons that are not U.S. Holders (as defined below);
•	persons subject to the alternative minimum tax;
•	U.S. Holders (as defined below) whose functional currency is not the U.S. dollar;
•	persons holding our Common Stock as part of a hedge, straddle or other risk reduction strategy or as part of a conversion transaction or other integrated investment;
•	banks, insurance companies or other financial institutions;
•	real estate investment trusts or regulated investment companies;
•	brokers, dealers or traders in securities;
•	S corporations, partnerships or other entities or arrangements treated as partnerships for U.S. federal income tax purposes (and investors therein);
•	tax-exempt organizations or governmental organizations;
•	persons deemed to sell our Common Stock under the constructive sale provisions of the Code;
•	persons who hold or receive our Common Stock pursuant to the exercise of any employee stock option or otherwise as compensation; and
•	tax-qualified retirement plans.

If an entity treated as a partnership for U.S. federal income tax purposes holds our Common Stock, the tax treatment of a partner in the partnership will depend on the status of the partner, the activities of the partnership and certain determinations made at the partner level. Accordingly, partnerships holding our Common Stock and the partners in such partnerships should consult their tax advisors regarding the U.S. federal income tax consequences to them.

THIS DISCUSSION IS FOR INFORMATIONAL PURPOSES ONLY AND IS NOT INTENDED AS TAX ADVICE. HOLDERS OF OUR COMMON STOCK SHOULD CONSULT THEIR TAX ADVISORS WITH RESPECT TO THE APPLICATION OF THE U.S. FEDERAL INCOME TAX LAWS TO THEIR PARTICULAR SITUATIONS AS WELL AS ANY TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT ARISING UNDER OTHER U.S. FEDERAL TAX LAWS (INCLUDING ESTATE AND GIFT TAX LAWS), UNDER THE LAWS OF ANY STATE, LOCAL OR NON-U.S. TAXING JURISDICTION OR UNDER ANY APPLICABLE TAX TREATY.

For purposes of the discussion below, a "U.S. Holder" is a beneficial owner of shares of our Common Stock that for U.S. federal income tax purposes is or is treated as: (1) an individual who is a citizen or resident of the United States; (2) a corporation created or organized under the laws of the United States, any state thereof, or the District of Columbia; (3) an estate the income of which is subject to U.S. federal income tax regardless of its source; or (4) a trust that (a) is subject to the primary supervision of a U.S. court and the control of one of more "United States persons" (within the meaning of Section 7701(a)(30) of the Code), or (b) has a valid election in effect to be treated as a United States person for U.S. federal income tax purposes.

The Reverse Stock Split should constitute a "recapitalization" for U.S. federal income tax purposes. As a result, a U.S. Holder generally should not recognize gain or loss upon the Reverse Stock Split, except with respect to cash received in lieu of a fractional share of our Common Stock, as discussed below. A U.S. Holder's aggregate tax basis in the shares of our Common Stock received pursuant to the Reverse Stock Split should equal the aggregate tax basis of the shares of our Common Stock surrendered (excluding any portion of such basis that is allocated to any fractional share of our Common Stock), and such U.S. Holder's holding period in the shares of our Common Stock received should include the holding period in the shares of our Common Stock surrendered. Treasury Regulations provide detailed rules for allocating the tax basis and holding period of the shares of our Common Stock surrendered to the shares of our Common Stock received pursuant to the Reverse Stock Split. Holders of shares of our Common Stock acquired on different dates and at different prices should consult their tax advisors regarding the allocation of the tax basis and holding period of such shares.

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A U.S. Holder that receives cash in lieu of a fractional share of our Common Stock pursuant to the Reverse Stock Split should recognize capital gain or loss in an amount equal to the difference between the amount of cash received and the U.S. Holder's tax basis in the shares of our Common Stock surrendered that is allocated to such fractional share of our Common Stock. Such capital gain or loss should be long-term capital gain or loss if the U.S. Holder's holding period for our Common Stock surrendered exceeded one year at the effective time of the Reverse Stock Split.

Information Reporting and Backup Withholding. A U.S. Holder (other than corporations and certain other exempt recipients) may be subject to information reporting and backup withholding when such holder receives cash in lieu of a fractional share of our Common Stock pursuant to the Reverse Stock Split. A U.S. Holder will be subject to backup withholding if such holder is not otherwise exempt and such holder does not provide its taxpayer identification number in the manner required or otherwise fails to comply with applicable backup withholding tax rules. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules may be refunded or allowed as a credit against the U.S. Holder's federal income tax liability, if any, provided the required information is timely furnished to the IRS. U.S. Holders should consult their tax advisors regarding their qualification for an exemption from backup withholding and the procedures for obtaining such an exemption.

PROPOSED AMENDMENT THE ARTICLES OF INCORPORATION OF THE COMPANY TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 6,666,666.667 POST REVERSE SPLIT TO 200,000,000 SHARES OF COMMON STOCK POST REVERSE SPLIT

In conjunction with the reasons for recommending approval of THE Reverse Split, the Board is recommending to the Company's shareholders, and is proposing, an amendment to the Company's Articles of Incorporation to increase the number of shares of Common Stock authorized to be issued by the Company from 6,666,666.6667, post Reverse Stock Split, to 200,000,000 (“Capital Increase”). If the Reverse Split is approved by shareholders and effectuated, we believe the amount of Common Stock currently authorized by the Articles of Incorporation would be disproportionately low compared to the number of shares that would be outstanding after giving effect to the Reverse Stock Split.

If the number of shares authorized by Articles of Incorporation were to be reduced by the same one-for-ten ratio as is proposed for the issued and outstanding shares of our Common Stock described in Proposal 3 of this proxy statement, the number of authorized shares would be reduced from 200,000,000 to 6,666,666.6667. However, if all currently outstanding securities of the Company that are convertible into Common Stock were to be converted and all warrants and options to acquire the Company's Common Stock which are currently outstanding were to be exercised, there would be outstanding approximately 3,778,715 shares of Common Stock after such conversions and exercises. We believe that it is in the Company's best interest to provide the Company with the flexibility to issue additional shares, although we have no plans to do so at the present time. Therefore, the Board believes that a maximum authorized number of 200,000,000 shares of Common Stock is appropriate.

The Board reserves the right, notwithstanding shareholder approval of this proposal and without further shareholder action, to delay or abandon the Capital Increase if, prior to filing the amendment to our Articles of Incorporation that implements the Capital Increase (the “Capital Increase Amendment”) , the Board determines in its sole discretion that the Capital Increase would not be in the best interests of our shareholders.  If Proposal 4 is approved, the Capital Increase Amendment will become effective upon its filing with the Secretary of State for the State of Illinois. The text of the Capital Increase Amendment  is attached to this proxy statement as Appendix B.

Purpose of the Capital Increase

The purpose of the Capital Increase is to provide us with the necessary flexibility to implement corporate plans including (i) the issuance of shares in connection with any future financings, (ii) the issuance of shares for general corporate purposes such as stock dividends, (iii) the issuance or reservation of stock pursuant to employee benefit or compensation programs or plans and (iv) the issuance of shares in connection with potential acquisitions or other transactions which the Board believes provide the potential for growth and profit. To the extent that additional shares are available, transactions dependent upon the issuance of additional shares would be less likely to be subject to delays, uncertainties and expense occasioned by the need to obtain shareholder authorization prior to the consummation of such transactions, unless such action is required by applicable law or the rules of NYSE American or any other stock exchange on which our Common Stock is or may be listed.

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We have no current specific plans, arrangements or understandings, either written or oral, to issue any of the additional authorized shares of Common Stock.

Effect of the Capital Increase

The increase in authorized capital stock will not have any immediate effect on the rights of existing shareholders. The Board will, however, have the authority to issue authorized Common Stock without requiring future shareholder approval of such issuances, except as may be required by our Articles of Incorporation or the rules of NYSE American or any other stock exchange on which the Common Stock is traded or applicable law. To the extent that additional authorized shares are issued in the future, they may also decrease the existing shareholders’ percentage of equity ownership in us and, depending on the price at which they are issued, could be dilutive to the existing shareholders.

The increase in the authorized number of shares of Common Stock and the subsequent issuance of such shares could have the effect of delaying or preventing a change in control of us without further action by our shareholders. Shares of authorized and unissued Common Stock could, within the limits imposed by applicable law, be issued in one or more transactions which would make a change in control of us more difficult, and therefore less likely. Any such issuance of additional stock could have the effect of diluting the earnings per share and book value per share of outstanding shares of Common Stock and such additional shares could be used to dilute the stock ownership or voting rights of a person seeking to obtain control of us.

The Board is not currently aware of any attempt to take over or acquire control of our company. While it may be deemed to have potential anti-takeover effects, the Capital Increase is not prompted by any specific effort or takeover threat currently perceived by the Board or management.

No Dissenters’ Rights

Illinois law does not provide for dissenter’s rights in connection with the approval of the actions described in this proxy statement.

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WHERE YOU CAN FIND MORE INFORMATION

We file annual, quarterly and current reports, proxy statements and other documents with the SEC under the Exchange Act. The Company’s SEC filings made electronically through the SEC’s EDGAR system are available to the public at the SEC’s website at http://www.scc.gov. The Company’s SEC filings are also available at ir.geegroup.com/sec-filings.

In accordance with notices to two or more shareholders who hold their shares through a bank, broker or other holder of record and share a single address, we will only deliver one proxy statement to multiple security holders sharing an address unless we have received contrary instructions from one or more of the security holders. This practice, known as “householding,” is intended to provide extra convenience for shareholders and reduce our printing and postage costs. However, upon written or oral request, we will promptly deliver a separate copy of this proxy statement and any future annual reports and proxy or information statements to any security holder at a shared address to which a single copy of this proxy statement was delivered, or deliver a single copy of this proxy statement and any future annual reports and proxy or information statements to any security holder or holders sharing an address to which multiple copies are now delivered. You should direct any such requests to our Company at following address: GEE Group Inc., 7751 Belfort Parkway, Suite 150, Jacksonville, Florida 32256, Attn.: Secretary. If you want to receive separate copies of future materials, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker or other holder of record, or you may contact us as indicated above.

You may also request additional copies from our proxy solicitor, Advantage Proxy, Inc. using the following contact information: PO Box 13581 Des Moines, WA 98198, Telephone: Toll Free: 1-877-870-8565 and Collect: 1-206-870-8565, Email: ksmith@advantageproxy.com.

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PROPOSALS TO BE PRESENTED AT THE ANNUAL MEETING

PROPOSAL 1: ELECTION OF DIRECTORS

Upon the recommendation of the Nominating Committee of the Board, the Board has nominated for election at the Annual Meeting the following slate of two nominees, each to hold office for three years one year until the 2027 Annual Meeting or until their respective successor is duly elected and qualified:

Name	Age	Position	Director Since
Jyrl James	73	Director	2023
David Sandberg	53	Director	2023

Each of the Company’s nominees is currently serving as a member of our Board and has consented to (1) serve as a nominee, (2) be named in a proxy statement, and (3) serve as a director, if elected.

In the event one or more of the Company’s nominees is unable or declines to serve as a director after the Annual Meeting, the proxies voting for their election will be voted for any nominee who shall be designated by the Board, or alternatively, not voted for any nominee. As of the date of this proxy statement, we are not aware that any of the Company’s nominees is unable or will decline to serve as a director if elected. Except as disclosed in this proxy statement, there are no arrangements or understandings between any of our directors and any other person pursuant to which any person was selected as a director.

Required Vote

The affirmative vote of shares of our Common Stock representing a plurality of the votes cast is required to elect each of Jyrl James and David Sandberg as directors of the Company.

Recommendation

The Board unanimously recommends a vote “FOR” the election of each of Jyrl James and David Sandberg to the Board.

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PROPOSAL 2: RATIFICATION OF THE APPOINTMENT OF CHERRY BEKAERT LLP

AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2026

The Audit Committee of the Board has appointed Cherry Bekaert to serve as the Company’s independent registered public accounting firm for the year ending September 30, 2026. Cherry Bekaert has served in this capacity since March 6, 2024.

We are asking our shareholders to ratify the appointment of Cherry Bekaert as the Company’s independent registered public accounting firm. Although ratification is not required by our By-Laws or otherwise, the Board is submitting the appointment of Cherry Bekaert to our shareholders for ratification as a matter of good corporate governance. If our shareholders fail to ratify the appointment of Cherry Bekaert, the Audit Committee will consider whether it is appropriate and advisable to appoint another independent registered public accounting firm. Even if our shareholders ratify the appointment of Cherry Bekaert, the Audit Committee in its discretion may appoint a different registered public accounting firm at any time if it determines that such a change would be in the best interests of the Company and our shareholders.

A representative of Cherry Bekaert is expected to be present at the virtual Annual Meeting and will have an opportunity to make a statement and to be available to respond to appropriate questions.

Required Vote

The affirmative vote of shares of Common Stock representing the majority of shares represented and entitled to vote on this proposal at the Annual Meeting is required to approve Proposal 2.

Recommendation

The Board unanimously recommends a vote “FOR” the ratification of the appointment of Cherry Bekaert as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2026.

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PROPOSAL 3: REVERSE STOCK SPLIT

Our Board has adopted a resolution to amend the Company’s Articles of Incorporation to effect a one-for-thirty Reverse Stock Split of our authorized, issued and outstanding shares of our Common Stock.

Required Vote

The affirmative vote of the holders of at least a majority of the issued and outstanding shares as of the Record Date entitled to vote at the annual meeting or any adjournment or postponement thereof is required to approve Proposal 3.

Recommendation

Our Board unanimously recommends a vote “FOR” the Reverse Stock Split and the approval of the Reverse Split Amendment to the Company’s Articles of Incorporation in the form attached to this proxy statement as Appendix A.

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PROPOSAL 4: CAPITAL INCREASE

Our Board has adopted a resolution to amend the Company’s Articles of Incorporation to increase the total number of authorized shares of Common Stock of the Company from 6,666,666.6667 shares, post Reverse Stock Split, to 200,000,000 shares.

Required Vote

The affirmative vote of the holders of at least a majority of the issued and outstanding shares as of the Record Date entitled to vote at the annual meeting or any adjournment or postponement thereof is required to approve Proposal 4.

Recommendation

Our Board unanimously recommends a vote “FOR” the Capital Increase and the approval of the Capital Increase Amendment to the Company’s Articles of Incorporation in the form attached to this proxy statement as Appendix B .

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PROPOSAL 5: THE SAY-ON-PAY RESOLUTION

The Company is presenting the following resolution, which gives you as a shareholder the opportunity to endorse or not endorse our pay program for named executive officers by voting “FOR” or “AGAINST” the following resolution. This resolution is required pursuant to Section 14A of the Exchange Act. While our Board intends to carefully consider the shareholder vote resulting from the proposal, the final vote will not be binding on us and is advisory in nature.

“RESOLVED, that the shareholders approve the compensation of the Company’s named executive officers, as disclosed in the compensation tables and the related disclosure contained in the proxy statement set forth under the caption ‘Executive Compensation.’”

Required Vote

The Say-On-Pay Resolution requires the affirmative vote of shares of Common Stock representing the majority of shares represented and entitled to vote on this proposal at the Annual Meeting. Abstentions will have the same legal effect as a vote “AGAINST” this proposal and broker non-votes, if any, will have no effect on the outcome of this proposal.

Recommendation

The Board unanimously recommends that you vote “FOR” approval of the compensation of our named executive officers as disclosed in the compensation tables and the related disclosure contained in this proxy statement set forth under the caption “Election of Directors Proposal—Executive Compensation”.

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 PROPOSAL 6: THE ADJOURNMENT PROPOSAL

The Adjournment Proposal would allow our Board to adjourn or postpone the Annual Meeting to a later date or dates, if necessary, to permit further solicitation of proxies in the event there are not sufficient votes at the time of the Annual Meeting to approve the Reverse Stock Split Proposal and/or the Capital Increase Proposal. In the event that we do not obtain the approval of our stockholders at this meeting of the Reverse Stock Split Proposal and/or the Capital Increase Proposal, we have agreed to promptly take all actions necessary to hold a subsequent meeting of our stockholders for the purpose of obtaining the approval of the Reverse Stock Split Proposal and/or the Capital Increase Proposal.

Required Vote

The affirmative vote of the holders of Common Stock representing the majority of shares  entitled to vote at the Annual Meeting is required to approve Proposal 6.

Recommendation

Our Board unanimously recommends a vote “FOR” the Adjournment Proposal. In the event that the Company has not received sufficient votes to approve each of these proposals as of the date of the Annual Meeting, the Company’s Board determined that the Adjournment Proposal is in the best interests of the Company and its stockholders.

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OTHER MATTERS

Except as described elsewhere in this proxy statement, management does not know of any matters other than those stated in this proxy statement that are to be presented for consideration at the meeting. If any other matters should properly come before the meeting, it is intended that the persons named in the accompanying proxy card will vote on any such other matters in their discretion in accordance with their best judgment to the extent permitted by Rule 14a-4(c) of the Exchange Act.

AVAILABILITY OF ANNUAL REPORT AND PROXY STATEMENT

If you would like to receive a copy of our Annual Report on Form 10-K for the year ended September 30, 2025, the Quarterly Report for the Three Months Ended December 31, 2025, the Quarterly Report for the Six Months Ended March 31, 2026, and the Quarterly Report for the Nine Months Ended June 30, 2026, or this proxy statement, please contact us at: GEE Group Inc., 7751 Belfort Parkway, Suite 150, Jacksonville, Florida 32256, Attn.: Chief Financial Officer or by telephone at (630) 954-0400, and we will send a copy to you without charge.

A Note about Our Website

Although we include references to our website (https://www.geegroup.com/) throughout this proxy statement, information that is included on our website is not incorporated by reference into, and is not a part of, this proxy statement. Our website address is included as an inactive textual reference only.

We use our website as one means of disclosing material non-public information and for complying with our disclosure obligations under the SEC’s Regulation FD. Such disclosures typically will be included within the Investors Relations section of our website. Accordingly, investors should monitor such section of our website, in addition to following our press releases, SEC filings and public conference calls.

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Appendix A

Form of Reverse Split Amendment to the Articles of Incorporation

ARTICLE III (1) is hereby deleted in its entirety and the following text is substituted in lieu thereof:

“1. Number and Class. The number of shares the Corporation is authorized to issue, itemized by class, series and par value, if any, is:

Class	Par Value	Number of Shares Authorized
Common Stock	without par value	6,666,666.667 shares
Preferred Stock	without par value	20,000,000 shares”

ARTICLE III (5) is hereby deleted in its entirety and the following text is substituted in lieu thereof:

 “5. Shares Issued and Outstanding. The number of shares issued and outstanding as of the filing of these Articles is 114,900,455 and 109,870,686 shares of Common Stock, respectively, and no shares of Preferred Stock, and the amount of paid in capital on such date is $113,618,887.”

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Appendix B

Form of Capital Increase Amendment to the Articles of Incorporation

ARTICLE III (1) is hereby deleted in its entirety and the following text is substituted in lieu hereof:

“1. Number and Class. The number of shares the Corporation is authorized to issue, itemized by class, series and par value, if any, is:

Class	Par Value	Number of Shares Authorized
Common Stock	without par value	200,000,000 shares
Preferred Stock	without par value	20,000,000 shares”

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YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.
Vote by Internet -QUICK *** EASY IMMEDIATE - 24 Hours a Day, 7 Days a Week or by Mail

GEE GROUP INC.

Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on September 23, 2026.

INTERNET – www.cstproxyvote.com Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY.

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

PROXY CARD THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL OF THE DIRECTOR NOMINEES LISTED BELOW AND A VOTE FOR PROPOSALS 2, 3, 4, 5 and 6.	Please mark your votes like this

1. Election of Directors Nominees: (1) Ms. Jyrl James (2) Mr. David Sandberg	FOR all nominees listed to the left ☐	WITHHOLD AUTHORITY to vote (except as marked to the contrary for all nominees listed to the left) ☐

3. To approve an amendment to the Company’s Articles of Incorporation to effect a one-for-thirty reverse stock split whereby every thirty (30) shares of the authorized, issued and outstanding shares of common stock, no par value per share (the “Common Stock”) shall be combined into one (1) share of authorized, issued and outstanding Common Stock (the “Reverse Stock Split”) of the Company.

				FOR ☐	AGAINST ☐	ABSTAIN ☐

(Instruction: To withhold authority to vote for any individual nominee, strike a line through that nominee’s name in the list above)

2. To ratify the appointment of Cherry Bekaert LLP, the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2026.		FOR AGAINST ABSTAIN ☐ ☐ ☐

4. To approve an amendment to the Company’s Articles of Incorporation to increase the total number of authorized shares of Common Stock of the Company from 6,666,666.6667, post Reverse Stock Split, to 200,000,000.

				FOR ☐	AGAINST ☐	ABSTAIN ☐

			5. To conduct a non-binding advisory vote to approve the compensation paid to the Company’s named executive officers.	FOR ☐	AGAINST ☐	ABSTAIN ☐

6. To approve the adjournment of the Annual Meeting to a later date or dates, if necessary, to permit further solicitation of proxies in the event there are not sufficient votes at the time of the Annual Meeting to approve the Reverse Stock Split and/or, Capital Increase.

				FOR ☐	AGAINST ☐	ABSTAIN ☐

In their discretion, the proxies are authorized to vote on such other matters as may property come before the Annual Meeting or any adjournment or postponement thereof to the extent permitted by Rule 14a-4(c) of the Securities Exchange Act of 1934, as amended. You are encouraged to specify your choice by marking the appropriate box with an “X” but you need not mark any boxes if you wish to vote in accordance with the Board of Directors’ recommendation.

CONTROL NUMBER

Signature_______________________________   Signature, if held jointly_______________________________

Date___________________________________ , 2026

Note: The signer hereby revokes all proxies heretofore given by the signer to vote at said meeting or any adjournments thereof. Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator. trustee or guardian, please give full title as such.

Important Notice Regarding the Availability of Proxy Materials

for the Annual Meeting of Shareholders to be held

on September 24, 2026

The Proxy Statement and our 2025 Annual Report

to Shareholders are available at

https://www.cstproxy.com/geegroup/2026

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

GEE GROUP INC.

7751 Belfort Parkway, Suite 150, Jacksonville, Florida 32256

The undersigned shareholder of GEE GROUP INC. hereby appoints DEREK DEWAN AND/OR KIM THORPE, as proxies (with full power of substitution) to vote all shares which the undersigned would be entitled to vote at the Annual Meeting of shareholders to be held on September 24, 2026 at 9:00 a.m., Eastern Daylight Time (EDT) virtually and any adjournment thereof.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL OF THE NOMINEES LISTED ON THE REVERSE SIDE AND FOR PROPOSALS 2, 3, 4 and 5.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE SHAREHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BOARD’S RECOMMENDATION ON EACH PROPOSAL. FOR ANY OTHER MATTER AS MAY BE PROPERLY RAISED AT THE ANNUAL MEETING, THE PROXYHOLDERS ARE AUTHORIZED TO VOTE IN THEIR DISCRETION TO THE EXTENT PERMITTED BY RULE 14A-4(C) OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Please mail this proxy in the enclosed envelope as promptly as possible.

(Continued and to be marked, dated and signed, on the other side)